RESERVE AND ECONOMIC EVALUATION
GAS PROPERTY

NORTH FRANKLIN AREA
CALIFORNIA, USA

Owned by

FIDELIS ENERGY INC

OCTOBER 1, 2005

Chapman Petroleum Engineering Ltd.

445, 708 - 11th Avenue S.W., Calgary, Alberta T2R 0E4 • Phone: (403) 266-4141 • Fax: (403) 266-4259

November 4, 2005

Fidelis Energy Inc.
5151 E. Broadway, Suite 1600
Tucson, AZ
85711

Attention: William Marshall

Dear Sir:

Re: Fidelis Energy Inc.
Reserve and Economic Evaluation- October 1, 2005

In accordance with your authorization we have performed a reserve and economic evaluation of a gas property owned by Fidelis Energy Inc. (the "Company") in North Franklin Area, California USA for an effective date of October 1, 2005 (as of September 30, 2005).

This evaluation has been carried out in accordance with the guidelines of Regulations S-X, Rule 4 – 10 (a) of the Securities Exchange Act, with respect to classification of Proved Reserves, in conjunction with the standards set out in the Canadian Oil and Gas Evaluation Handbook ("COGEH") prepared jointly by the Society of Petroleum Evaluation Engineers (Calgary Chapter) and the Canadian Institute of Mining Metallurgy and Petroleum (Petroleum Society). The report has been prepared and/or supervised by a "Qualified Reserves Evaluator" as demonstrated on the accompanying Certificate of Qualifications of the author(s).

The SCOPE of REPORT contains the authorization and purpose of the report and describes the methodology and economic parameters used in the preparation of this report.

The SUMMARY OF RESERVES AND ECONOMICS contains the results of this reserve and economic evaluation, including values at the property level and the consolidated cash flows for each accumulating reserve category. ALL VALUES QUOTED IN THIS REPORT ARE IN TERMS OF US$ (DOLLARS). The net present values presented in this report do not necessarily represent the fair market value of the reserves evaluate in this report.

The DISCUSSION contains a description of the interests and burdens, reserves and geology, production forecasts, product prices, capital and operating costs and a map of each major property. The economic results and cash flow forecasts (before income tax) are also presented on an entity and property summary level.

Because the reserves data are based on judgments regarding future events, actual results will vary and the variations may be material. We have no responsibility to update our report for events and circumstances which may have occurred since the preparation date of this report.

Prior to public disclosure of any information contained in this report, or our name as author, our written consent must be obtained, as to the information being disclosed and the manner in which it is presented. This report may not be reproduced, distributed or made available for use by any other party without our written consent and may not be reproduced for distribution at any time without the complete context of the report, unless otherwise reviewed and approved by us.

It has been a pleasure to prepare this report and the opportunity to have been of service is appreciated.

Yours very truly,

Chapman Petroleum Engineering Ltd.

C.W. Chapman P. Eng.,
President

M. Stromar, M.Sc., P.Eng.
Associate

ms/cm/3964

PERMIT TO PRACTICE
CHAPMAN PETROLEUM ENGINEERING LTD.
Signature
Date 11/14/05
PERMIT NUMBER: P 4201
The Association of Professional Engineers, Geologists and Geophysicists of Alberta

CERTIFICATE OF QUALIFICATION

I, C. W. CHAPMAN, P. Eng., Professional Engineer of the City of Calgary, Alberta, hereby certify:

1. THAT I am a registered Professional Engineer in the Province of Alberta and a member of the Australasian Institute of Mining and Metallurgy, and I reside at 230 Mt. Cascade Place, S.E., Calgary, Alberta.

2. THAT I graduated from the University of Alberta with a Bachelor of Science degree in Mechanical Engineering in 1971.

3. THAT I have been employed in the petroleum industry since graduation by various companies and have been directly involved in reservoir engineering, petrophysics, operations, and evaluations during that time.

4. THAT I have in excess of 25 years in the conduct of evaluation and engineering studies relating to oil & gas fields in Canada and around the world.

5. THAT I participated directly in the evaluation of these assets and properties and preparation of this report for Fidelis Energy Inc., dated November 4, 2005 and the parameters and conditions employed in this evaluation were examined by me and adopted as representative and appropriate in establishing the value of these oil and gas properties according to the information available to date.

6. THAT I have not, nor do I expect to receive, any direct or indirect interest in the properties or securities of Fidelis Energy Inc., its participants or any affiliate thereof.

7. THAT I have not examined all of the documents pertaining to the ownership and agreements referred to in this report, or the chain of Title for the oil and gas properties discussed.

8. A personal field examination of these properties was considered to be unnecessary because the data available from the Company's records and public sources was satisfactory for our purposes.

C. W. Chapman, P. Eng.
President

PERMIT TO PRACTICE
CHAPMAN PETROLEUM ENGINEERING LTD.
Signature
Date 11/14/05
PERMIT NUMBER: P 4201
The Association of Professional Engineers, Geologists and Geophysicists of Alberta

CERTIFICATE OF QUALIFICATION

I, MIRO STROMAR, M. Sc., P. Eng., Professional Engineer of the City of Calgary, Alberta, hereby certify:

1. THAT I am a registered Professional Engineer in the Province of Alberta and I reside at 23 Hallbrook Drive S.W., Calgary, Alberta.

2. THAT I graduated from the University of Zagreb with a Masters of Science degree in Chemical Engineering in 1974.

3. THAT I have been employed in the petroleum industry since graduation by various companies and have been directly involved in reservoir engineering, petrophysics, operations, and evaluations during that time.

4. THAT I have in excess of 20 years in the conduct of evaluation and engineering studies relating to oil & gas fields in Canada and around the world.

5. THAT I participated directly in the evaluation of these assets and properties and preparation of this report for Fidelis Energy Inc., dated November 4, 2005 and the parameters and conditions employed in this evaluation were examined by me and adopted as representative and appropriate in establishing the value of these oil and gas properties according to the information available to date.

6. THAT I have not, nor do I expect to receive, any direct or indirect interest in the properties or securities of Fidelis Energy Inc., its participants or any affiliate thereof.

7. THAT I have not examined all of the documents pertaining to the ownership and agreements referred to in this report, or the chain of Title for the oil and gas properties discussed.

8. A personal field examination of these properties was considered to be unnecessary because the data available from the Company's records and public sources was satisfactory for our purposes.

M. Stromar, M.Sc., P. Eng.

RESERVE AND ECONOMIC EVALUATION
GAS PROPERTY

NORTH FRANKLIN AREA
CALIFORNIA, USA

Owned by

FIDELIS ENERGY INC.

OCTOBER 1, 2005

TABLE OF CONTENTS

a) California, U.S.A., Total Proved Developed Producing Consolidation
b) California, U.S.A., Total Proved Plus Probable Consolidation
c) Archer – Whitney #1 (Triassic) Proved Developed Producing
d) Archer – Wildland #1 (Triassic) Proved Developed Producing
e) Archer – Whitney #1 (Triassic) Proved Plus Probable Developed Producing
f) Archer – Wildland #1 (Triassic) Proved Plus Probable Developed Producing
g) Location #3 (Triassic) Probable Undeveloped

Table 5: Economic Summary – Constant Dollar Case
Consolidated Cash Flows

a) California, U.S.A., Total Proved Developed Producing Consolidation
b) California, U.S.A., Total Proved Plus Probable Consolidation
c) Archer – Whitney #1 (Triassic) Proved Developed Producing
d) Archer – Wildland #1 (Triassic) Proved Developed Producing
e) Archer – Whitney #1 (Triassic) Proved Plus Probable Developed Producing
f) Archer – Wildland #1 (Triassic) Proved Plus Probable Developed Producing
g) Location #3 (Triassic) Probable Undeveloped

Figure 3: Production History and Forecast – Company Share

Glossary

SCOPE OF REPORT

Authorization

This evaluation has been authorized by Mr. William Marshall, on behalf of Fidelis Energy Inc. The engineering analysis has been performed over the month of October 2005.

Purpose

The purpose of this report was to prepare a third party independent appraisal of the oil and gas reserves owned by Fidelis Energy Inc. for the Company's financial planning and reporting.

The values in this report do not include the value of the Company's undeveloped land holdings nor the tangible value of their interest in associated plant and well site facilities they may own. The cash flow forecasts account for well and/or facility abandonment and reclamation costs and the offsetting salvage value of the tangible equipment after abandonment.

Reserve Definitions

Proved reserves as classified in the report have been based on the definitions found in Rule 4-10(a) of Regulation S-X of the Securities Exchange Act, as follows:

Classification of Reserves

Proved Oil & Gas Reserves

Proved oil and gas reserves are the estimated quantities of crude oil natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions.

1. Reservoirs are considered proved if economic producibility is supported by either actual production or conclusive formation test. The area of a reservoir considered proved includes (A) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any; and (B) the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available

geological and engineering data. In the absence of information on fluid contacts, the lowest know structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

2. Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the proved classification when successful testing by a pilot project, or the operation of an installed program in the reservoir, provides support for the engineering analysis on which the project or program was based.
3. Estimates of proved reserves do not include the following (A) oil that may become available from known reservoirs but is classified separately as indicated additional reserves; (B) crude oil, natural gas and natural gas liquids, the recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics, or economic factors; (C) crude oil, natural gas, and natural gas liquids, that may occur in undrilled prospects; and (D) crude oil, natural gas and natural gas liquids, that may be recovered from oil shales, coal, gilsonite and other such sources.

Proved Developed Oil and Gas Reserves

Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as proved developed reserves only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

Proved Undeveloped Reserves

Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstance should estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effectively by actual tests in the area and in the same reservoir.

Additionally, Probable reserves have been assigned to this property in accordance with Section 5.4 of the Canadian Oil and Gas Evaluation Handbook (COGEH) published by the Petroleum Society of CIM and the Calgary Chapter of the Society of Petroleum Evaluation Engineers (SPEE) as specified by NI 51-101 which is included here in its entirely. Proved reserves as described below are compatible with the guidelines of SEC Rule 4 – 10(a).

5.4 Definitions of Reserves

The following definitions and guidelines have been prepared by the Standing Committee on Reserves Definitions of the CIM (Petroleum Society) after many years of consultations and deliberations. These definitions and guidelines must be used by qualified evaluators when evaluating and reporting oil and gas reserves and related substances.

The definitions and guidelines are designed to assist

- Evaluators in making reserves estimates on a reasonably consistent basis;
- Users of evaluation reports in understanding what such reports contain and, if necessary, in judging whether evaluators have followed generally accepted standards

The guidelines outline

- General criteria for classifying reserves,
- Procedures and methods for estimating reserves,
- Confidence levels of individual entity and aggregate reserves estimates,
- Verification and testing of reserves estimates.

The determination of oil and gas reserves involves the preparation of estimates that have an inherent degree of associated uncertainty. Categories of proved, probable and possible reserves have been established to reflect the level of these uncertainties and to provide an indication of the probability of recovery.

The estimation and classification of reserves requires the application of professional judgement combined with geological and engineering knowledge to assess whether or not specific reserves classification criteria have been satisfied. Knowledge of concepts including uncertainty and risk, probability and statistics, and deterministic and probabilistic estimation methods is required to properly use and apply reserves definitions. The concepts are presented and discussed in great detail within the guidelines of Section 5.5.

The following definitions apply to both estimates of individual Reserves Entities and the aggregate of reserves for multiple entities.

5.4.1 Reserves Categories

Reserves are estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, from a given date forward, based on

- Analysis of drilling, geological, geophysical, and engineering data;
- The use of established technology
- Specified economic conditions, which are generally accepted as being reasonable, and shall be disclosed.

Reserves are classified according to the degree of certainty associated with the estimates.

a. Proved Reserves

Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.

b. Probable Reserves

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved + probable reserves.

c. Possible Reserves

Possible reserves are those additional reserves that are less certain to be recovered than probable reserves. It is unlikely that the actual remaining quantities recovered will exceed the sum of the estimated proved + probable + possible reserves.

Other criteria that must also be met for the categorization of reserves are provided in Section 5.3.2.

5.4.2 Development and Production Status

Each of the reserves categories (proved, probable and possible) may be divided into developed and undeveloped categories.

a. Developed Reserves

Developed reserves are those reserves that are expected to be recovered from existing wells and installed facilities or, if facilities have not been installed, that would involve a low expenditure (e.g., when compared to the cost of drilling a well) to put the reserves on production. The developed category may be subdivided into producing and non-producing.

Developed Producing Reserves

Developed producing reserves are those reserves that are expected to be recovered from completion intervals open at the time of the estimate. These reserves may be currently producing or, if shut-in, they must have previously been on production, and the date of resumption of production must be known with reasonable certainty.

Developed Non-Producing Reserves

Developed non-producing reserves are those reserves that either have not been on production, or have previously been on production, but are shut-in, and the date of resumption of production is unknown.

b. Undeveloped Reserves

Undeveloped reserves are those reserves expected to be recovered from known accumulations where a significant expenditure (e.g., when compared to the cost of drilling a well) is required to render them capable of production. They must fully meet the requirements of the reserves classification (proved, probable, possible) to which they are assigned.

In multi-well pools, it may be appropriate to allocate total pool reserves between the developed and undeveloped categories or to sub-divide the developed reserves for the pool between developed producing and developed non-producing. This allocation should be based on the estimator's assessment as to the reserves that will be recovered from specific wells, facilities and completion intervals in the pool and their respective development and production status.

5.4.3 Levels of Certainty for Reported Reserves

The qualitative certainty levels contained in the definitions in Section 5.4.1 are applicable to individual Reserves Entities, which refers to the lowest level at which reserve calculations are performed, and to Reported Reserves, which refers to the highest level sum of individual entity estimates for which reserves estimates are presented. Reported Reserves should target the following levels of certainty under a specific set of economic conditions.

- At least a 90 percent probability that the quantities actually recovered will equal or exceed the estimated proved reserves;

- At least a 50 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved + probable reserves;
- At least a 10 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved + probable + possible reserves.

Barrel of Oil Equivalent

If at any time in this report reference is made to "Barrels of Oil Equivalent" (BOE), the conversion used is 6 Mscf : 1 STB (6 Mcf : 1 bbl).

BOEs may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf : 1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent value equivalency at the well head.

Sources of Information

Source of the data used in the preparation of this report are as follows:

i) Ownership and Burdens have been derived from the Company's land records and other information from the Company as required for clarification

ii) Production data is acquired from public data, sources except for very recent data or certain wells which are provided directly by the Company

iii) Well data is accessed from the Company's well files and from public data sources

iv) Operating Costs are based on actual revenue and expense statements provided by the Company for established properties or from discussions with the Company and our experience in the area for new properties

v) Price differentials are derived from revenue statements, compared to actual posted prices for the appropriate benchmark price over a period of several months

vi) Timing of Development Plans and Capital estimates are normally determined by discussions with the Company together with our experience and judgement

Product Prices

Chapman Petroleum Engineering Ltd. conducts continual surveillance and monitoring on a number of Benchmark product prices both locally and internationally. Based on historical data, current conditions and our view of the relevant political and economic trends, we independently prepare oil,

gas and by-product price forecasts including predictions for the near term (first few years) with escalation thereafter for a maximum of 15 years, after which prices are held constant.

In establishing our forecasts we also consider input from operating companies, consulting firms, oil & gas marketing companies and financial institutions. Our forecasts are updated quarterly and the most current one utilized for this report is presented in Table 5 in the Executive Summary.

The gas prices under various types of contracts currently available, i.e. conventional, local discount and export contracts, have been predicted to follow the same trends. The initial oil and gas prices for each property have been adjusted in this report to reflect the relative actual prices being received.

The forecast used for this evaluation is presented on Attachment 1 following the Scope. Any prices quoted in the property discussions reflect fully adjusted prices for crude quality, transportation, gas heating value and specific contractual arrangements. In the case of delayed production the equivalent 2005 price for that production has been quoted.

Product Sales Arrangements

The Company does not have any "hedge" contracts in place at this time.

Capital Expenditures and Operating Costs

Operating costs and capital expenditures have been based on historical experience and analogy where necessary and have been escalated as follows:

2005	- No Escalation
2006-2020	- 1.5% per year
Thereafter	- No Escalation

Abandonment and Restoration

Abandonment and restoration costs, net of salvage, have been included in the cash flows for the final event of any particular well. The abandonment cost does not impact the economic limit and is

included in the final year of production automatically by ERGO. For marginal wells nearing the end of their economic life, these costs may results in a negative net present value.

For Alberta wells we have utilized the AEUB abandonment and restoration and liability calculation spreadsheet which has been mad available to the public, unless the Company has provided the information from their experience.

This method accounts for the general areas, number of zones to be abandoned, well depth and presence of tubing and rods, etc. Separate amounts are determined for abandonment and lease restoration. The abandonment cost determined is net of salvage.

In this report, we have account for these costs for only the wells which are being included and have not included other shut-in or suspended wells in the Company's inventory or their facilities and pipelines.

Economics

The results of the before tax economic analysis, which are presented for each entity and property summary, are in a condensed form presented on one page for simplicity in analyzing the cash flows, however, if for any reason more extensive breakdown of the cash flow is required, a separate schedule can be provided showing the full derivation and breakdown of any or all of the columns on the summary page.

The economic presentation shows the gross property and company gross and net (before and after royalty) production of oil gas and each NGL product along with the product prices adjusted for oil quality and heating value of gas. Oil prices also include the deduction for trucking costs where applicable for royalty deductions.

The second level includes the revenues, royalties, operating costs, processing income, abandonment costs, capital and cash flow of the property. Operating costs are presented for the gross property and the company share, split between variable and fixed costs, and the effective cost per BOE.

Net revenues are presented annually and as a net back in $/BOE @ 6 Mscf/STB. Revenue from custom processing of oil or gas is presented separately.

The third level of data presents the cumulative cash flow values (present worth) for various discount rates. Also, the net cash flow breakdown is presented. The project profitability criteria are summarized on the bottom right of the page. These data are not relevant in the case of corporate evaluations but are useful in assessing individual capital projects.

Constant Price Parameters

The Constant Price values utilized in this report are the latest prices being received posted prices for oil by the Company.

Adjustments for crude quality, gas heating value and NGL trucking and fractionation have still been applied to the average prices to reflect actual prices being received. In addition, no escalation has been applied to either the capital expenditures or operating costs.

In the Constant Price cash flows the magnitude of the gross and net reserves will not change except where production forecasts have been truncated or extended due to economic limits being reached earlier or later in the life of the properties than in the forecast price case, and due to the impact of royalties which are price related.

The average price shown in the cash flows may differ from year to year due to variations in the proportionate production volumes from each property relative to the total.

Attachment 1

CHAPMAN PETROLEUM ENGINEERING LTD.

CRUDE OIL

PRICE FORECASTS

October 1, 2005

Date	WTI [1] $US/STB	Alberta Par Price [2] $CDN/STB	Alberta Heavy [3] $CDN/STB	Sask. Light [4] $CDN/STB	Sask. Heavy [5] $CDN/STB	B.C. Light [6] $CDN/STB	ART Credits [7] Rate %	ART Credits [7] Max M$
HISTORICAL PRICES								
1994	17.16	22.27	16.19	20.76	19.16	21.12	70.08	n/a
1995	18.41	25.11	19.76	22.77	20.57	23.85	73.75	n/a
1996	21.98	29.39	25.09	28.41	26.07	27.99	72.82	n/a
1997	20.59	27.90	21.15	26.52	23.73	26.32	61.35	n/a
1998	14.46	20.39	14.68	19.31	17.01	19.38	69.32	n/a
1999	19.21	27.88	23.71	27.23	25.65	27.42	68.88	n/a
2000	30.39	44.90	34.51	43.37	40.12	n/a	25.85	n/a
2001	25.98	39.66	25.41	35.57	31.64	n/a	25.00	n/a
2002	26.09	40.63	32.20	37.67	34.57	n/a	25.00	n/a
2003	30.84	43.57	32.65	40.13	37.64	n/a	25.00	500
2004	41.48	52.89	37.52	48.96	45.74	n/a	25.00	500
2005 (9 months)	55.50	68.32	43.58	62.19	57.21	n/a	25.00	500
CONSTANT PRICES								
September 30, 2005	66.24	79.72	49.39	68.20	60.89	77.73	25.00	500
CURRENT YEAR FORECAST								
2005 (October-December)	65.00	76.88	49.20	69.58	63.84	74.96	25.00	500
FUTURE FORECAST								
2006	62.00	75.11	48.07	67.97	62.37	73.23	25.00	500
2007	58.00	72.00	46.08	65.16	59.78	70.20	25.00	500
2008	56.00	69.50	44.48	62.90	57.71	67.76	25.00	500
2009	54.00	67.00	42.88	60.64	55.63	65.33	25.00	500
2010	52.00	64.50	41.28	58.37	53.56	62.89	25.00	500
2011	50.00	63.60	40.71	57.56	52.81	62.01	25.00	500
2012	50.75	64.56	41.32	58.43	53.61	62.95	25.00	500
2013	51.51	65.54	41.95	59.31	54.42	63.90	25.00	500
2014	52.28	66.53	42.58	60.21	55.24	64.87	25.00	500
2015	53.07	67.54	43.22	61.12	56.08	65.85	25.00	500
2016	53.86	68.56	43.88	62.04	56.93	66.84	25.00	500
2017	54.67	69.59	44.54	62.98	57.79	67.85	25.00	500
2018	55.49	70.64	45.21	63.93	58.66	68.88	25.00	500
2019	56.32	71.71	45.90	64.90	59.54	69.92	25.00	500
2020	57.17	72.79	46.59	65.88	60.44	70.97	25.00	500
Constant thereafter								

Notes:

[1] West Texas Intermediate quality (D2/S2) crude landed in Cushing, Oklahoma.

[2] Equivalent price for Light Sweet Crude (D2/S2) landed in Edmonton, Alberta after exchange of 0.84$US/$CDN(2005), 0.82$US/$CDN(2006), 0.80$US/$CDN(2007 to 2010), and 0.78$US/$CDN thereafter and transportation differential of $0.50 CDN/STB.

[3] Bow River at Hardisty, Alberta (905 kg/m3, 2.1% sulphur).

[4] Light Sour Blend at Cromer, Saskatchewan (850 kg/m3, 1.2% sulphur).

[5] Midale at Cromer, Saskatchewan (880 kg/m3, 2.0% sulphur).

[6] B.C. Light at Taylor, British Columbia (825 kg/m3, 0.5% sulphur).

[7] ARTC rates are from www.revenue.gov.ab.ca/publications/tax_rebates/rates_surveys_tnotes/rtc.html.

[8] Capital expenditures and operating costs are escalated at 1.5% per year until 2020.

Attachment 1 (cont'd)

CHAPMAN PETROLEUM ENGINEERING LTD.

NATURAL GAS & BY-PRODUCTS
PRICE FORECASTS

October 1, 2005

Date	GRP [1] $/MMBTU	GRP [1] $/GJ	AECO Spot Gas [NIT] $/MMBTU	Sask. Gas [2] $/MMBTU	B.C. Gas [3] $/MMBTU	Propane [4] $/BBL	Butane [4] $/BBL	Pentanes Plus [4] $/BBL	NGL Mix [5] $/BBL
HISTORICAL PRICES									
1994	1.82	1.73	1.78	1.88	1.81	12.72	13.44	21.67	15.62
1995	1.31	1.24	1.08	1.35	1.29	14.38	13.97	24.11	17.18
1996	1.63	1.55	1.33	1.52	1.50	22.95	17.19	30.05	23.35
1997	1.97	1.87	1.67	1.84	1.80	17.73	19.07	30.90	22.08
1998	1.94	1.84	1.94	2.05	1.94	11.13	12.06	21.86	14.63
1999	2.48	2.35	2.82	2.83	2.51	15.93	18.01	27.73	20.09
2000	4.50	4.27	5.56	4.85	4.00	31.38	35.01	46.35	36.96
2001	5.78	5.48	5.44	5.48	6.12	31.27	30.27	44.98	35.08
2002	3.86	3.66	4.13	4.17	3.85	19.14	25.11	40.72	27.41
2003	6.45	6.11	7.03	6.47	6.45	28.85	32.15	44.23	34.46
2004	6.25	5.92	6.60	6.50	6.25	31.95	38.40	54.06	40.52
2005 (9 months)	7.39	7.00	7.92	7.64	7.39	46.59	52.70	77.94	57.83
CONSTANT PRICES									
September 30, 2005	11.84	11.22	12.16	12.09	11.84	47.85	57.23	78.06	59.73
CURRENT YEAR FORECAST									
2005 (October-December)	10.50	9.95	10.80	10.75	10.50	43.05	51.51	77.65	55.97
FUTURE FORECAST									
2006	9.45	8.96	9.75	9.70	9.45	42.06	50.32	75.86	54.68
2007	8.51	8.06	8.81	8.76	8.51	40.32	48.24	72.72	52.42
2008	8.00	7.58	8.30	8.25	8.00	38.92	46.57	70.20	50.60
2009	7.50	7.11	7.80	7.75	7.50	37.52	44.89	67.67	48.78
2010	7.25	6.87	7.55	7.50	7.25	36.12	43.22	65.15	46.96
2011	7.00	6.64	7.30	7.25	7.00	35.62	42.61	64.24	46.30
2012	7.11	6.73	7.41	7.36	7.11	36.16	43.26	65.21	47.00
2013	7.21	6.84	7.51	7.46	7.21	36.70	43.91	66.20	47.71
2014	7.32	6.94	7.62	7.57	7.32	37.26	44.58	67.20	48.43
2015	7.43	7.04	7.73	7.68	7.43	37.82	45.25	68.21	49.17
2016	7.54	7.15	7.84	7.79	7.54	38.39	45.93	69.24	49.91
2017	7.65	7.26	7.95	7.90	7.65	38.97	46.63	70.29	50.66
2018	7.77	7.36	8.07	8.02	7.77	39.56	47.33	71.35	51.43
2019	7.89	7.47	8.19	8.14	7.89	40.16	48.05	72.43	52.21
2020	8.00	7.59	8.30	8.25	8.00	40.76	48.77	73.52	52.99

Constant thereafter

Notes:

[1] Gas Reference Price (GRP) represents the average of all system and direct (spot and firm) sales.
[2] Price paid at field delivery point.
[3] Price paid by CanWest net of raw gas gathering and processing charges but before deduction of field gathering and compression charges.
[4] Reference point is FOB Edmonton for fractionated product.
[5] Natural Gas Liquids blended mix price assuming typical liquid composition of 40% propane, 30% butane and 30% pentanes plus.
[6] Capital expenditures and operating costs are escalated at 1.5% per year until 2020.


California
Sacramento
NORTH FRANKLIN
San Francisco
California

FIDELIS ENERGY INC.
JURISDICTIONAL MAP

NORTH FRANKLIN
DISCUSSION

Ownership

The Company owns a 35 percent working interest in 3645 acres of land containing two producing gas wells and a number of older abandoned wells as presented in Figure 1. Production is subject to 20.0 percent lesser royalty and a 5.0 percent Ad Valerum Tax.

A detailed description of the wells, interests and royalty burdens is presented in Table 1.

Reserves

Total gross remaining proved developed producing marketable gas reserves of 8,982 MMSCF have been estimated for the Triassic zone in two producing wells based on reservoir parameters derived from log analysis, production test results and early production performance.

Total gross probable marketable gas reserves of 9,631 MMSCF have been estimated for the same Triassic pool assuming a drainage area larger than in the proved case for the existing wells and one new location expected to drilled in early 2006 based on geological interpretation and analogy to existing wells.

A summary of reserves is presented in Table 2, and the reserves and reservoir parameters are presented in Tables 2a through 2c.

Production

Total production from the two wells in this area is currently averaging 2,500 Mscf/d. This rate is expected to gradually decline to an eventual economic limit. For the proved plus probable case for these wells this rate is expected to be gradually increased to 3250 Mscf/d. Over the next few months then commence a gradual decline.

The new location is expected to commence production in 2006 at an initial rate of 1,000 Mscf/d and gradually decline to an economic limit.

Production history graphs for the producing wells are shown on Figures 2a and 2b.

Product Prices

An average 2005 price of $11.89/Mscf has been utilized based on information provided by the Company. The gas is being sold at PGE Citygate prices.

Capital Expenditures

Total development capital expenditures of $800,000 ($280,000 net to the Company) have been anticipated as detailed in Table 3a.

Total abandonment and restoration liability of $150,000 ($53,000 net to the Company) have been estimated, as detailed in Table 3b.

Operating Costs

Operating costs of $5,000 per well per month plus $0.50 per Mscf have been utilized

Economics

For the forecast case, an economic summary is presented in Table 4, and the results of our economic analysis are presented in Tables 4a through 4g.

For the unescalated case, an economic summary is presented in Table 5, and the results of our economic analysis are presented in Tables 5a through 5g.

The Company's total historical production from this area together with our proved developed production and proved plus Probable Forecast is presented on Figure 3.


Archer Whitney #1
Archer Wildlands #1

LEGEND

WELL SYMBOLS

- SUSPENDED GAS
- SERVICE WELL
- OIL WELL
- GAS WELL
- DRY & ABANDONED
- SUSPENDED OIL
- ABANDONED OIL
- ABANDONED GAS
- OIL & GAS
- SUSPENDED OIL & GAS
- ABANDONED OIL & GAS

PIPELINES

- Natural Gas

COMPANY OWNERSHIP

- Wells of Interest
- Company Lands

FIDELIS ENERGY INC.

NORTH FRANKLIN AREA

CALIFORNIA, U.S.A.

LAND AND WELL MAP

Table 1

Schedule of Lands, Interests and Royalty Burdens
October 1, 2005

Fidelis Energy Inc.

North Franklin, California

			Appraised Interest		Royalty Burdens	
Description	Rights Owned	Gross Acres	Working %	Royalty %	Lessor %	Ad Valerum %
Archer-Whitney #1			35.0000	-	20.0000	5.0000
Archer-Wildlands #1						
Loc #3						

Table 2

Summary of Gas Reserves
October 1, 2005

North Franklin, California

Description			Current or Initial Rate Mscf/d		Ultimate RGIP (MMscf)	Cumulative Production (MMscf)	Remaining RGIP (raw) (MMscf)	Remaining RGIP (sales) (MMscf)	Reference
ASSOCIATED AND NON-ASSOCIATED GAS									
Proved Developed Producing									
Archer-Whitney #1	Triassic		1,500		6,298	280	6,016	5,715	Table 2a
Archer-Wildlands #1	Triassic		1,000		3,498	59	3,439	3,267	Table 2b
Total Proved Producing			2,500		9,794	339	9,455	8,982	
Probable									
Archer-Whitney #1	Triassic	(incr.)	500		3,145	0	3,145	2,988	Table 2a
Archer-Wildlands #1	Triassic	(incr.)	250		3,495	0	3,495	3,320	Table 2b
Loc #3	Triassic		1,000	2006	3,498	0	3,498	3,323	Table 2c
Total Probable					10,138	0	10,138	9,631	
Total Proved Plus Probable					19,932	339	19,593	18,613	

Table 2a

SUMMARY OF RESERVES AND RESERVOIR PARAMETERS
October 1, 2005

FRANKLIN PROSPECT, CALIFORNIA

	Archer-Whitney #1 Triassic (1) Proved Developed Producing	Proved Plus Probable
RESERVOIR PARAMETERS		
Reservoir Pressure, psia	3,495	3,495
Reservoir Temperature, deg F	200	200
Average Porosity, %	25.0	25.0
Average Water Saturation, %	40.0	40.0
Compressibility Factor, Z	0.955	0.955
Original Gas in Place, Mscf/ac.ft	1286.0	1285.5
Reservoir Loss, %	10.0	10.0
Surface Loss, %	5.0	5.0
RESERVES		
Net Pay, feet	17.0	17.0
Area, acres	320	480
Original Gas in Place, MMscf	6,996	10,490
Recoverable Gas in Place, MMscf	6,296	9,441
Cumulative Production, MMscf	280	280
Remaining Recoverable Gas, MMscf	6,016	9,161
Remaining Marketable Gas, MMscf	**5,715**	**8,703**

Note: (1) Interval 2276.0 - 2278.0 m KB.

Table 2b

SUMMARY OF RESERVES AND RESERVOIR PARAMETERS
October 1, 2005

FRANKLIN PROSPECT, CALIFORNIA

	Archer-Wildlands #1 Triassic (1) Proved Developed Producing	Archer-Wildlands #1 Triassic (1) Proved Plus Probable
RESERVOIR PARAMETERS		
Reservoir Pressure, psia	3,495	3,495
Reservoir Temperature, deg F	200	200
Average Porosity, %	25.0	25.0
Average Water Saturation, %	40.0	40.0
Compressibility Factor, Z	0.955	0.955
Original Gas in Place, Mscf/ac.ft	1286.0	1285.5
Reservoir Loss, %	15.0	15.0
Surface Loss, %	5.0	5.0
RESERVES		
Net Pay, feet	20.0	20.0
Area, acres	160	320
Original Gas in Place, MMscf	4,115	8,227
Recoverable Gas in Place, MMscf	3,498	6,993
Cumulative Production, MMscf	59	59
Remaining Recoverable Gas, MMscf	3,439	6,934
Remaining Marketable Gas, MMscf	**3,267**	**6,587**

Note: (1) Interval 2289.6 - 2298.8 m KB.

Table 2c

SUMMARY OF RESERVES AND RESERVOIR PARAMETERS
October 1, 2005

FRANKLIN PROSPECT, CALIFORNIA

	Probable Undeveloped Location #3 Triassic
RESERVOIR PARAMETERS	
Reservoir Pressure, psia	3,495
Reservoir Temperature, deg F	200
Average Porosity, %	25.0
Average Water Saturation, %	40.0
Compressibility Factor, Z	0.955
Original Gas in Place, Mscf/ac.ft	1286.0
Reservoir Loss, %	15.0
Surface Loss, %	5.0
RESERVES	
Net Pay, feet	20.0
Area, acres	160
Original Gas in Place, MMscf	4,115
Recoverable Gas in Place, MMscf	3,498
Cumulative Production, MMscf	0
Remaining Recoverable Gas, MMscf	3,498
Remaining Marketable Gas, MMscf	**3,323**


PRODUCTION HISTORY
Archer Whitney #1
Field: Franklin Prospect
Formation: Triassic
10⁴
10³
10²
10
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Calendar Year
Number of Wells
CondGR, Bbl/MMscf x 0.1
OGR, STB/MMscf x 0.1
WGR, Bbl/MMscf x 0.1
Daily Gas, Mscf/d
Figure 2a
Chapman Petroleum Engineering Ltd.


PRODUCTION HISTORY
Archer Whildlands #1
Field: Franklin Prospect
Formation: Triassic
* Number of Wells
∘ CondGR, Bbl/MMscf x 0.1
• OGR, STB/MMscf x 0.1
+ WGR, Bbl/MMscf x 0.1
- Daily Gas, Mscf/d
10
10^2
10^3
10^4
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Calendar Year
Chapman Petroleum Engineering Ltd.

Figure 2b

Table 3a

Summary of Anticipated Capital Expenditures
October 1, 2005
Fidelis Energy Inc.

North Franklin, California

Description	Date	Operation	Capital Interest %	Gross Capital M$	Net Capital M$
Probable					
Associated & Non-Associated Gas					
Loc #3	2006	Drill equip and tie-in gas Triassic well	35.0000	800	280
		Total Probable		**800**	**280**
		Total Proved Plus Probable		**800**	**280**

Note: The above capital values are expressed in terms of current dollar values without escalation.
Unless details are known, drilling costs have been split 70% Intangible and 30% Tangible for tax purposes

Table 3b

Summary of Anticipated Capital Expenditures
Abandonment and Restoration

October 1, 2005

Fidelis Energy Inc.

North Franklin, California

Description	Year	Well Parameters	Capital Interest %	Gross Capital M$	Net Capital M$
Associated & Non-Associated Gas					
Archer-Whitney #1	2035		35.0000	50	18
Archer-Wildlands #1	2048		35.0000	50	18
Loc #3	2031		35.0000	50	18
		Total Abandonment and Restoration		**150**	**53**

Forecast Prices & Costs

Table 4
Summary of Company Reserves and Economics
Before Income Tax
October 1, 2005

FEDELIS ENERGY INC.

California, USA

		Net To Appraised Interest										
		Reserves						Cumulative Cash Flow (BIT) - M$US				
		Oil MSTB		Sales Gas MMscf		NGL Mbbls			Discounted at:			
Description		Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
Proved Developed Producing												
Archer Whitney #1	Triassic	0	0	2,000	1,500	0	0	11,686	8,773	6,965	5,801	4,970
Archer Wildland #1	Triassic	0	0	1,143	858	0	0	6,465	4,707	3,708	3,081	2,655
Total Proved Developed Producing		**0**	**0**	**3,144**	**2,358**	**0**	**0**	**18,151**	**13,480**	**10,693**	**8,882**	**7,625**
Probable												
Probable Developed Producing												
Archer Whitney #1	Triassic (Incr.)	0	0	1,046	785	0	0	6,181	3,891	2,766	2,132	1,734
Archer Wildland #1	Triassic (Incr.)	0	0	1,163	871	0	0	6,645	3,251	2,017	1,443	1,124
Total Probable Developed Producing		**0**	**0**	**2,208**	**1,656**	**0**	**0**	**12,826**	**7,142**	**4,783**	**3,575**	**2,858**
Probable Undeveloped												
Location #3	Triassic	0	0	1,329	997	0	0	7,081	4,921	3,717	2,973	2,473
Total Probable Undeveloped		**0**	**0**	**1,329**	**997**	**0**	**0**	**7,081**	**4,921**	**3,717**	**2,973**	**2,473**
Total Probable		**0**	**0**	**3,537**	**2,653**	**0**	**0**	**19,906**	**12,083**	**8,501**	**6,548**	**5,332**
Total Proved Plus Probable		**0**	**0**	**6,681**	**5,011**	**0**	**0**	**38,057**	**25,543**	**19,194**	**15,430**	**12,957**

Gross reserves are the total of the Company's working and/or royalty interest share before deduction of royalties owned by others.

Net reserves are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Columns may not add precisely due to accumulative rounding of values throughout the report.

Table 4a

EVALUATION OF: California, U.S.A.
============== Total Proved Developed Producing Consolidation

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. GRAND TOTAL
GLOBAL : 02-NOV-2005 3969_FEDELIS
EFF DATE: 01-OCT-2005
RUN DATE: 2-NOV-2005 TIME: 10:08
FILE:

EVALUATED BY -
COMPANY EVALUATED - FEDELIS ENERGY INC.
APPRAISAL FOR -
PROJECT - Forecast Prices & Costs

TOTAL CAPITAL COSTS - 0 -$-
TOTAL ABANDONMENT - 125023 -$-

Sales Gas MMCF

Year	# of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2005	2	11.89	2261.4	208	73	55
2006	2	10.73	2217.1	809	283	212
2007	2	9.70	2142.6	782	274	205
2008	2	9.14	2074.7	757	265	199
2009	2	8.59	2012.7	735	257	193
2010	2	8.31	1956.2	714	250	187
2011	2	8.04	1806.8	659	231	173
2012	2	8.16	1582.6	578	202	152
2013	2	8.27	1387.2	506	177	133
2014	2	8.39	1216.9	444	155	117
2015	2	8.51	1068.3	390	136	102
2016	2	8.63	938.6	343	120	90
2017	2	8.75	825.3	301	105	79
2018	2	8.88	726.3	265	93	70
2019	2	9.02	639.6	233	82	61
SUB				7725	2704	2028
REM				1257	440	330
TOT				8982	3144	2358

COMPANY SHARE REVENUE AND CASH FLOW

Year	Company Share Gross Revenue: Oil -M$-	SaleGas -M$-	NGL -M$-	Total -M$-	Royalties: State -M$-	Other -M$-	Wellhead Taxes: Sev -M$-	Ad-val -M$-	WPT -M$-	Operating Costs: Fixed -M$-	Variable -M$-	Net Revenue -M$-	Processing and Other Income -M$-	Capital Costs -M$-	Cash Flow Undiscounted: Annual -M$-	Cum -M$-	PW 10.0%: Annual -M$-	Cum -M$-
2005	0	866	0	866	0	216	0	0	0	10	38	601	0	0	601	601	594	594
2006	0	3040	0	3040	0	760	0	0	0	41	151	2088	0	0	2088	2689	1944	2537
2007	0	2655	0	2655	0	664	0	0	0	41	148	1801	0	0	1801	4490	1524	4062
2008	0	2422	0	2422	0	605	0	0	0	42	146	1628	0	0	1628	6119	1253	5314
2009	0	2208	0	2208	0	552	0	0	0	43	144	1470	0	0	1470	7588	1028	6342
2010	0	2077	0	2077	0	519	0	0	0	43	142	1373	0	0	1373	8961	873	7215
2011	0	1855	0	1855	0	464	0	0	0	44	133	1214	0	0	1214	10176	702	7917
2012	0	1649	0	1649	0	412	0	0	0	45	118	1074	0	0	1074	11250	564	8481
2013	0	1465	0	1465	0	366	0	0	0	45	105	949	0	0	949	12198	453	8934
2014	0	1304	0	1304	0	326	0	0	0	46	94	839	0	0	839	13037	364	9298
2015	0	1161	0	1161	0	290	0	0	0	47	83	741	0	0	741	13778	293	9591
2016	0	1035	0	1035	0	259	0	0	0	47	74	654	0	0	654	14432	235	9826
2017	0	923	0	923	0	231	0	0	0	48	66	578	0	0	578	15010	188	10014
2018	0	824	0	824	0	206	0	0	0	49	59	510	0	0	510	15520	151	10166
2019	0	737	0	737	0	184	0	0	0	50	53	450	0	0	450	15970	121	10287
SUB	0	24222	0	24222	0	6056	0	0	0	642	1555	15970	0	0	15970		10287	
REM	0	4020	0	4020	0	1005	0	0	0	501	290	2225	0	44	2181		406	
TOT	0	28243	0	28243	0	7061	0	0	0	1143	1845	18195	0	44	18151		10693	

PRESENT WORTH (-M$-)

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	18195	13493	10697	8884	7625
Proc & Other Income.	0	0	0	0	0
Capital Costs	0	0	0	0	0
Abandonment Costs ..	44	14	5	2	1
Cash Flow	18151	13480	10693	8882	7625

COMPANY SHARE

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	35.0	35.0					
% of Gross Revenue .			25.0	10.6	64.4	.2	64.3

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	414.8
(disc. @ 10.0%) .	2340.1
(disc. @ 5.0%) .	980.4
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	.08
PW @ 10.0% ($/BOE)	20.41
PW @ 5.0% ($/BOE)	25.73

Table 4b

EVALUATION OF: California, U.S.A.
============== Total Proved Plus Probable Consolidation

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. GRAND TOTAL
GLOBAL : 02-NOV-2005 3969_FEDELIS
EFF DATE: 01-OCT-2005
RUN DATE: 3-NOV-2005 TIME: 10:49
FILE:

EVALUATED BY -
COMPANY EVALUATED - FEDELIS ENERGY INC.
APPRAISAL FOR -
PROJECT - Forecast Prices & Costs

TOTAL CAPITAL COSTS - 812000 -$-
TOTAL ABANDONMENT - 187535 -$-

Sales Gas MMCF

Year	# of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2005	2	11.89	2271.7	209	73	55
2006	3	10.73	3662.4	1337	481	361
2007	3	9.70	3672.5	1340	484	363
2008	3	9.14	3543.4	1293	466	350
2009	3	8.59	3423.7	1250	450	337
2010	3	8.31	3312.7	1209	434	326
2011	3	8.04	3104.4	1133	407	305
2012	3	8.16	2814.2	1027	369	277
2013	3	8.27	2553.0	932	335	251
2014	3	8.39	2317.7	846	304	228
2015	3	8.51	2105.6	769	276	207
2016	3	8.63	1914.3	699	251	188
2017	3	8.75	1741.7	636	228	171
2018	3	8.88	1585.8	579	208	156
2019	3	9.02	1445.0	527	190	142
SUB				13786	4957	3717
REM				4828	1724	1293
TOT				18613	6681	5011

COMPANY SHARE REVENUE AND CASH FLOW

Year	Company Share Gross Revenue Oil -M$-	SaleGas -M$-	NGL -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Ad-val -M$-	WPT -M$-	Operating Costs Fixed -M$-	Variable -M$-	Net Revenue -M$-	Processing and Other Income -M$-	Capital Costs -M$-	Cash Flow Undiscounted Annual -M$-	Undiscounted Cum -M$-	PW 10.0% Annual -M$-	PW 10.0% Cum -M$-
2005	0	870	0	870	0	217	0	0	0	10	39	604	0	0	604	604	596	596
2006	0	5166	0	5166	0	1292	0	0	0	60	257	3557	0	325	3232	3836	3009	3605
2007	0	4694	0	4694	0	1173	0	0	0	65	262	3193	0	0	3193	7029	2702	6307
2008	0	4260	0	4260	0	1065	0	0	0	66	257	2872	0	0	2872	9901	2209	8516
2009	0	3862	0	3862	0	965	0	0	0	67	251	2578	0	0	2578	12478	1803	10319
2010	0	3611	0	3611	0	903	0	0	0	68	246	2394	0	0	2394	14872	1522	11841
2011	0	3270	0	3270	0	817	0	0	0	69	234	2149	0	0	2149	17021	1242	13083
2012	0	3010	0	3010	0	752	0	0	0	70	215	1971	0	0	1971	18993	1036	14119
2013	0	2768	0	2768	0	692	0	0	0	71	198	1806	0	0	1806	20799	863	14982
2014	0	2550	0	2550	0	637	0	0	0	72	183	1657	0	0	1657	22456	720	15701
2015	0	2350	0	2350	0	588	0	0	0	73	169	1521	0	0	1521	23977	600	16301
2016	0	2167	0	2167	0	542	0	0	0	75	156	1395	0	0	1395	25372	501	16802
2017	0	2000	0	2000	0	500	0	0	0	76	144	1280	0	0	1280	26652	418	17220
2018	0	1849	0	1849	0	462	0	0	0	77	133	1177	0	0	1177	27829	349	17569
2019	0	1710	0	1710	0	427	0	0	0	78	123	1081	0	0	1081	28910	292	17861
SUB	0	44135	0	44135	0	11034	0	0	0	999	2867	29235	0	325	28910		17861	
REM	0	15757	0	15757	0	3939	0	0	0	1467	1135	9216	0	69	9147		1333	
TOT	0	59891	0	59891	0	14973	0	0	0	2466	4002	38451	0	394	38057		19194	

PRESENT WORTH (-M$-)

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	38451	25471	19500	15724	13240
Proc & Other Income.	0	0	0	0	0
Capital Costs	325	313	302	292	283
Abandonment Costs ..	69	15	4	1	0
Cash Flow	38057	25543	19194	15430	12957

COMPANY SHARE

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	35.0	35.9					
% of Gross Revenue .			25.0	10.8	64.2	.7	63.5

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	96.7
(disc. @ 10.0%) .	62.7
(disc. @ 5.0%) .	77.9
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	.35
PW @ 10.0% ($/BOE)	17.24
PW @ 5.0% ($/BOE)	22.94

Table 4c

EVALUATION OF: California - Proved Developed Producing
==============

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. PAGE 1
GLOBAL : 02-NOV-2005 3969_FEDELIS
EFF DATE: 01-OCT-2005 PROD DATE: 01-OCT-2005
RUN DATE: 2-NOV-2005 TIME: 10:05
FILE: Gcalpp01.DAX

WELL/LOCATION - Archer- Whitney #1 (Triassic)
EVALUATED BY -
COMPANY EVALUATED - FEDELIS ENERGY INC.
APPRAISAL FOR -
PROJECT - Forecast Prices & Costs

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 6016 MMCF
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 0 -$-
TOTAL ABANDONMENT - 62512 -$- (2028)

INTEREST

AVG WI 35.0000%

ROYALTIES/TAXES

AVG PH 25.00%

Sales Gas MMCF

Year	# of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2005	1	11.89	1425.0	125	44	33
2006	1	10.73	1425.0	499	175	131
2007	1	9.70	1425.0	499	175	131
2008	1	9.14	1425.0	499	175	131
2009	1	8.59	1425.0	499	175	131
2010	1	8.31	1425.0	499	175	131
2011	1	8.04	1323.0	463	162	122
2012	1	8.16	1138.4	398	139	105
2013	1	8.27	979.4	343	120	90
2014	1	8.39	842.7	295	103	77
2015	1	8.51	725.1	254	89	67
2016	1	8.63	623.9	218	76	57
2017	1	8.75	536.8	188	66	49
2018	1	8.88	461.8	162	57	42
2019	1	9.02	397.4	139	49	37
SUB				5079	1778	1333
REM				636	223	167
TOT				5715	2000	1500

==================== COMPANY SHARE REVENUE AND CASH FLOW ====================

Year	Company Share Gross Revenue: Oil -M$-	SaleGas -M$-	NGL -M$-	Total -M$-	Royalties: State -M$-	Other -M$-	Wellhead Taxes: Sev -M$-	Ad-val -M$-	WPT -M$-	Operating Costs: Fixed -M$-	Variable -M$-	Net Revenue -M$-	Processing and Other Income -M$-	Capital Costs -M$-	Cash Flow Undiscounted: Annual -M$-	Cum -M$-	PW 10.0%: Annual -M$-	Cum -M$-
2005	0	522	0	522	0	130	0	0	0	5	23	363	0	0	363	363	359	359
2006	0	1874	0	1874	0	468	0	0	0	20	93	1292	0	0	1292	1655	1202	1561
2007	0	1693	0	1693	0	423	0	0	0	21	95	1154	0	0	1154	2809	977	2538
2008	0	1595	0	1595	0	399	0	0	0	21	96	1079	0	0	1079	3889	830	3368
2009	0	1499	0	1499	0	375	0	0	0	21	98	1005	0	0	1005	4894	703	4071
2010	0	1451	0	1451	0	363	0	0	0	22	99	968	0	0	968	5862	615	4687
2011	0	1303	0	1303	0	326	0	0	0	22	93	862	0	0	862	6723	498	5185
2012	0	1138	0	1138	0	284	0	0	0	22	81	749	0	0	749	7473	394	5578
2013	0	992	0	992	0	248	0	0	0	23	71	650	0	0	650	8123	311	5889
2014	0	866	0	866	0	217	0	0	0	23	62	564	0	0	564	8687	245	6134
2015	0	756	0	756	0	189	0	0	0	23	54	489	0	0	489	9176	193	6327
2016	0	660	0	660	0	165	0	0	0	24	47	424	0	0	424	9600	152	6479
2017	0	576	0	576	0	144	0	0	0	24	41	366	0	0	366	9966	119	6599
2018	0	503	0	503	0	126	0	0	0	24	36	316	0	0	316	10283	94	6693
2019	0	439	0	439	0	110	0	0	0	25	32	273	0	0	273	10556	74	6766
SUB	0	15865	0	15865	0	3966	0	0	0	321	1022	10556	0	0	10556		6766	
REM	0	2034	0	2034	0	509	0	0	0	227	146	1152	0	22	1131		218	
TOT	0	17899	0	17899	0	4475	0	0	0	548	1169	11708	0	22	11686		6985	

==================== PRESENT WORTH (-M$-) ====================

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	11708	8780	6987	5802	4970
Proc & Other Income.	0	0	0	0	0
Capital Costs	0	0	0	0	0
Abandonment Costs ..	22	7	3	1	0
Cash Flow	11686	8773	6985	5801	4970

==================== PROFITABILITY ====================

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	534.1
(disc. @ 10.0%) .	2791.8
(disc. @ 5.0%) .	1216.8
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	.07
PW @ 10.0% ($/MCF)	3.49
PW @ 5.0% ($/MCF)	4.39

==================== COMPANY SHARE ====================

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	35.0	35.0					
% of Gross Revenue .			25.0	9.6	65.4	.1	65.3

Table 4d

EVALUATION OF: California - Proved Developed Producing

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. PAGE 1
GLOBAL : 02-NOV-2005 3969_FEDELIS
EFF DATE: 01-OCT-2005 PROD DATE: 01-OCT-2005
RUN DATE: 2-NOV-2005 TIME: 10:05
FILE: Gcalpp03.DAX

WELL/LOCATION - Archer- Wildland #1 (Triassic)
EVALUATED BY -
COMPANY EVALUATED - FEDELIS ENERGY INC.
APPRAISAL FOR -
PROJECT - Forecast Prices & Costs

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 3439 MMCF
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 0 -$-
TOTAL ABANDONMENT - 62512 -$- (2030)

INTEREST

AVG WI 35.0000%

ROYALTIES/TAXES

AVG FH 25.00%

Sales Gas MMCF

Year	# of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2005	1	11.89	939.1	83	29	22
2006	1	10.73	887.1	310	109	82
2007	1	9.70	809.5	283	99	74
2008	1	9.14	738.6	259	90	68
2009	1	8.59	674.0	236	83	62
2010	1	8.31	615.0	215	75	57
2011	1	8.04	561.2	196	69	52
2012	1	8.16	512.0	179	63	47
2013	1	8.27	467.2	164	57	43
2014	1	8.39	426.3	149	52	39
2015	1	8.51	389.0	136	48	36
2016	1	8.63	355.0	124	43	33
2017	1	8.75	323.9	113	40	30
2018	1	8.88	295.5	103	36	27
2019	1	9.02	269.7	94	33	25
SUB				2646	926	695
REM				621	217	163
TOT				3267	1143	858

COMPANY SHARE REVENUE AND CASH FLOW

Year	Company Share Gross Revenue: Oil -M$-	SaleGas -M$-	NGL -M$-	Total -M$-	Royalties: State -M$-	Other -M$-	Wellhead Taxes: Sev -M$-	Ad-val -M$-	WPT -M$-	Operating Costs: Fixed -M$-	Variable -M$-	Net Revenue -M$-	Processing and Other Income -M$-	Capital Costs -M$-	Cash Flow Undiscounted: Annual -M$-	Cum -M$-	PW 10.0%: Annual -M$-	Cum -M$-
2005	0	344	0	344	0	86	0	0	0	5	15	238	0	0	238	238	235	235
2006	0	1167	0	1167	0	292	0	0	0	20	58	796	0	0	796	1034	741	976
2007	0	962	0	962	0	240	0	0	0	21	54	647	0	0	647	1681	547	1523
2008	0	827	0	827	0	207	0	0	0	21	50	549	0	0	549	2230	423	1946
2009	0	709	0	709	0	177	0	0	0	21	46	464	0	0	464	2694	325	2271
2010	0	626	0	626	0	157	0	0	0	22	43	405	0	0	405	3100	258	2528
2011	0	552	0	552	0	138	0	0	0	22	40	353	0	0	353	3452	204	2732
2012	0	512	0	512	0	128	0	0	0	22	37	325	0	0	325	3777	171	2903
2013	0	473	0	473	0	118	0	0	0	23	34	298	0	0	298	4076	142	3045
2014	0	438	0	438	0	110	0	0	0	23	31	274	0	0	274	4350	119	3164
2015	0	406	0	406	0	101	0	0	0	23	29	252	0	0	252	4601	99	3264
2016	0	375	0	375	0	94	0	0	0	24	27	231	0	0	231	4832	83	3347
2017	0	347	0	347	0	87	0	0	0	24	25	211	0	0	211	5044	69	3416
2018	0	322	0	322	0	80	0	0	0	24	23	194	0	0	194	5237	57	3473
2019	0	298	0	298	0	74	0	0	0	25	21	177	0	0	177	5414	48	3521
SUB	0	8357	0	8357	0	2089	0	0	0	321	533	5414	0	0	5414		3521	
REM	0	1986	0	1986	0	497	0	0	0	274	143	1072	0	22	1051		188	
TOT	0	10344	0	10344	0	2586	0	0	0	595	676	6487	0	22	6465		3708	

PRESENT WORTH (-M$-)

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	6487	4714	3710	3082	2655
Proc & Other Income.	0	0	0	0	0
Capital Costs	0	0	0	0	0
Abandonment Costs ..	22	7	2	1	0
Cash Flow	6465	4707	3708	3081	2655

COMPANY SHARE

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	35.0	35.0					
% of Gross Revenue .			25.0	12.3	62.7	.2	62.5

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	295.5
(disc. @ 10.0%) .	1793.5
(disc. @ 5.0%) .	719.8
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	.11
PW @ 10.0% ($/MCF)	3.24
PW @ 5.0% ($/MCF)	4.12

Table 4e

EVALUATION OF: California - Proved Plus Probable Developed Producing

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. PAGE 1
GLOBAL : 02-NOV-2005 3969_FEDELIS
EFF DATE: 01-OCT-2005 PROD DATE: 01-OCT-2005
RUN DATE: 2-NOV-2005 TIME: 10:05
FILE: Gcalra01.DAX

WELL/LOCATION	- Archer- Whitney #1 (Triassic)
EVALUATED BY	-
COMPANY EVALUATED	- FEDELIS ENERGY INC.
APPRAISAL FOR	-
PROJECT	- Forecast Prices & Costs

UNIT FACTOR	- 100.0000 %
TOTAL RESERVES	- 9161 MMCF
PRODUCTION TO DATE	- N/A
DECLINE INDICATOR	- EXPONENTIAL
TOTAL CAPITAL COSTS	- 0 -$-
TOTAL ABANDONMENT	- 62512 -$- (2035)

INTEREST

AVG WI 35.0000%

ROYALTIES/TAXES

AVG PH 25.00%

Sales Gas MMCF

Year	# of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2005	1	11.89	1425.0	125	44	33
2006	1	10.73	1900.0	665	233	175
2007	1	9.70	1900.0	665	233	175
2008	1	9.14	1900.0	665	233	175
2009	1	8.59	1900.0	665	233	175
2010	1	8.31	1900.0	665	233	175
2011	1	8.04	1790.2	627	219	164
2012	1	8.16	1587.3	556	194	146
2013	1	8.27	1407.4	493	172	129
2014	1	8.39	1247.9	437	153	115
2015	1	8.51	1106.5	387	136	102
2016	1	8.63	981.1	343	120	90
2017	1	8.75	869.9	304	107	80
2018	1	8.88	771.4	270	94	71
2019	1	9.02	683.9	239	84	63
SUB				7106	2487	1865
REM				1597	559	419
TOT				8703	3046	2285

COMPANY SHARE REVENUE AND CASH FLOW

Year	Company Share Gross Revenue Oil -M$-	SaleGas -M$-	NGL -M$-	Total -M$-	Royalties State -M$-	Other -M$-	Wellhead Taxes Sev -M$-	Ad-val -M$-	WPT -M$-	Operating Costs Fixed -M$-	Variable -M$-	Net Revenue -M$-	Processing and Other Income -M$-	Capital Costs -M$-	Cash Flow Undiscounted Annual -M$-	Cum -M$-	PW 10.0% Annual -M$-	Cum -M$-
2005	0	522	0	522	0	130	0	0	0	5	23	363	0	0	363	363	359	359
2006	0	2498	0	2498	0	625	0	0	0	20	124	1729	0	0	1729	2092	1609	1968
2007	0	2258	0	2258	0	564	0	0	0	21	126	1546	0	0	1546	3638	1308	3277
2008	0	2127	0	2127	0	532	0	0	0	21	128	1446	0	0	1446	5084	1112	4389
2009	0	1999	0	1999	0	500	0	0	0	21	130	1348	0	0	1348	6432	942	5332
2010	0	1935	0	1935	0	484	0	0	0	22	132	1297	0	0	1297	7729	825	6156
2011	0	1762	0	1762	0	441	0	0	0	22	126	1174	0	0	1174	8903	678	6835
2012	0	1586	0	1586	0	397	0	0	0	22	114	1054	0	0	1054	9957	554	7388
2013	0	1426	0	1426	0	356	0	0	0	23	102	944	0	0	944	10901	451	7839
2014	0	1282	0	1282	0	321	0	0	0	23	92	847	0	0	847	11748	368	8207
2015	0	1154	0	1154	0	288	0	0	0	23	83	759	0	0	759	12507	300	8507
2016	0	1037	0	1037	0	259	0	0	0	24	75	680	0	0	680	13187	244	8751
2017	0	933	0	933	0	233	0	0	0	24	67	608	0	0	608	13795	198	8949
2018	0	840	0	840	0	210	0	0	0	24	60	545	0	0	545	14340	162	9111
2019	0	755	0	755	0	189	0	0	0	25	54	487	0	0	487	14827	131	9242
SUB	0	22113	0	22113	0	5528	0	0	0	321	1437	14827	0	0	14827		9242	
REM	0	5106	0	5106	0	1277	0	0	0	400	368	3061	0	22	3040		509	
TOT	0	27220	0	27220	0	6805	0	0	0	721	1804	17889	0	22	17867		9751	

PRESENT WORTH (-M$-)

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	17889	12669	9752	7934	6705
Proc & Other Income.	0	0	0	0	0
Capital Costs	0	0	0	0	0
Abandonment Costs ..	22	5	1	0	0
Cash Flow	17867	12664	9751	7933	6704

COMPANY SHARE

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	35.0	35.0					
% of Gross Revenue .			25.0	9.3	65.7	.1	65.6

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	816.6
(disc. @ 10.0%) .	7595.1
(disc. @ 5.0%) .	2471.5
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	.04
PW @ 10.0% ($/MCF)	3.20
PW @ 5.0% ($/MCF)	4.16

Table 4f

EVALUATION OF: California - Proved Plus Probable Developed Producing

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. PAGE 1
GLOBAL : 02-NOV-2005 3969_FEDELIS
EFF DATE: 01-OCT-2005 PROD DATE: 01-OCT-2005
RUN DATE: 2-NOV-2005 TIME: 10:05
FILE: Gcalra02.DAX

WELL/LOCATION - Archer- Wildland #1 (Triassic)
EVALUATED BY -
COMPANY EVALUATED - FEDELIS ENERGY INC.
APPRAISAL FOR -
PROJECT - Forecast Prices & Costs

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 6934 MMCF
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 0 -$-
TOTAL ABANDONMENT - 62512 -$- (2048)

INTEREST

AVG WI 35.0000%

ROYALTIES/TAXES

AVG FH 25.00%

Sales Gas MMCF

Year	# of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2005	1	11.89	950.0	84	29	22
2006	1	10.73	1153.3	404	141	106
2007	1	9.70	1087.4	381	133	100
2008	1	9.14	1025.3	359	126	94
2009	1	8.59	966.8	338	118	89
2010	1	8.31	911.6	319	112	84
2011	1	8.04	859.5	301	105	79
2012	1	8.16	810.5	284	99	74
2013	1	8.27	764.2	267	94	70
2014	1	8.39	720.5	252	88	66
2015	1	8.51	679.4	238	83	62
2016	1	8.63	640.6	224	78	59
2017	1	8.75	604.0	211	74	55
2018	1	8.88	569.5	199	70	52
2019	1	9.02	537.0	188	66	49
SUB				4049	1417	1063
REM				2538	888	666
TOT				6587	2306	1729

COMPANY SHARE REVENUE AND CASH FLOW

Year	Company Share Gross Revenue: Oil -M$-	SaleGas -M$-	NGL -M$-	Total -M$-	Royalties: State -M$-	Other -M$-	Wellhead Taxes: Sev -M$-	Ad-val -M$-	WPT -M$-	Operating Costs: Fixed -M$-	Variable -M$-	Net Revenue -M$-	Processing and Other Income -M$-	Capital Costs -M$-	Cash Flow Undiscounted: Annual -M$-	Cum -M$-	PW 10.0%: Annual -M$-	Cum -M$-
2005	0	348	0	348	0	87	0	0	0	5	15	240	0	0	240	240	238	238
2006	0	1516	0	1516	0	379	0	0	0	20	75	1041	0	0	1041	1282	969	1207
2007	0	1292	0	1292	0	323	0	0	0	21	72	876	0	0	876	2158	741	1948
2008	0	1148	0	1148	0	287	0	0	0	21	69	771	0	0	771	2929	593	2541
2009	0	1017	0	1017	0	254	0	0	0	21	66	675	0	0	675	3604	472	3013
2010	0	928	0	928	0	232	0	0	0	22	63	611	0	0	611	4215	389	3402
2011	0	846	0	846	0	212	0	0	0	22	61	552	0	0	552	4767	319	3721
2012	0	810	0	810	0	202	0	0	0	22	58	527	0	0	527	5294	277	3998
2013	0	774	0	774	0	193	0	0	0	23	56	502	0	0	502	5796	240	4238
2014	0	740	0	740	0	185	0	0	0	23	53	479	0	0	479	6276	208	4446
2015	0	708	0	708	0	177	0	0	0	23	51	457	0	0	457	6733	180	4626
2016	0	677	0	677	0	169	0	0	0	24	49	436	0	0	436	7168	156	4783
2017	0	648	0	648	0	162	0	0	0	24	47	415	0	0	415	7583	135	4918
2018	0	620	0	620	0	155	0	0	0	24	45	396	0	0	396	7979	117	5036
2019	0	593	0	593	0	148	0	0	0	25	43	377	0	0	377	8357	102	5137
SUB	0	12666	0	12666	0	3167	0	0	0	321	822	8357	0	0	8357		5137	
REM	0	8118	0	8118	0	2030	0	0	0	729	585	4775	0	22	4753		588	
TOT	0	20785	0	20785	0	5196	0	0	0	1050	1407	13132	0	22	13110		5725	

PRESENT WORTH (-M$-)

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	13132	7960	5726	4524	3779
Proc & Other Income	0	0	0	0	0
Capital Costs	0	0	0	0	0
Abandonment Costs	22	3	0	0	0
Cash Flow	13110	7958	5725	4524	3779

COMPANY SHARE

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	35.0	35.0					
% of Gross Revenue			25.0	11.8	63.2	.1	63.1

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	599.2
(disc. @ 10.0%)	15395.6
(disc. @ 5.0%)	2928.5
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	.06
PW @ 10.0% ($/MCF)	2.48
PW @ 5.0% ($/MCF)	3.45

Table 4g

EVALUATION OF: California - Probable Undeveloped

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. PAGE 1
GLOBAL : 02-NOV-2005 3969_FEDELIS
EFF DATE: 01-OCT-2005 PROD DATE: 01-MAR-2006
RUN DATE: 3-NOV-2005 TIME: 10:49
FILE: Gcalre03.DAX

WELL/LOCATION - Location #3 (Triassic)
EVALUATED BY -
COMPANY EVALUATED - FEDELIS ENERGY INC.
APPRAISAL FOR -
PROJECT - Forecast Prices & Costs

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 3498 MMCF
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 812000 -$-
TOTAL ABANDONMENT - 62512 -$- (2031)

INTEREST

AVG WI 40.0000%

ROYALTIES/TAXES

AVG FH 25.00%

Sales Gas MMCF

Year	# of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2005	0	11.89	.0	0	0	0
2006	1	10.73	915.1	268	107	80
2007	1	9.70	842.5	295	118	88
2008	1	9.14	770.0	269	108	81
2009	1	8.59	703.7	246	99	74
2010	1	8.31	643.1	225	90	68
2011	1	8.04	587.7	206	82	62
2012	1	8.16	537.1	188	75	56
2013	1	8.27	490.8	172	69	52
2014	1	8.39	448.6	157	63	47
2015	1	8.51	409.9	143	57	43
2016	1	8.63	374.6	131	52	39
2017	1	8.75	342.4	120	48	36
2018	1	8.88	312.9	110	44	33
2019	1	9.02	285.9	100	40	30
SUB				2630	1052	789
REM				693	277	208
TOT				3323	1329	997

COMPANY SHARE REVENUE AND CASH FLOW

Year	Company Share Gross Revenue Oil -M$-	SaleGas -M$-	NGL -M$-	Total -M$-	Royalties State -M$-	Other -M$-	Wellhead Taxes Sev -M$-	Ad-val -M$-	NPT -M$-	Operating Costs Fixed -M$-	Variable -M$-	Net Revenue -M$-	Processing and Other Income -M$-	Capital Costs -M$-	Cash Flow Undiscounted Annual -M$-	Cum -M$-	PW 10.0% Annual -M$-	Cum -M$-
2005	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2006	0	1151	0	1151	0	288	0	0	0	20	57	787	0	325	462	462	430	430
2007	0	1144	0	1144	0	286	0	0	0	24	64	770	0	0	770	1232	652	1082
2008	0	985	0	985	0	246	0	0	0	24	59	655	0	0	655	1888	504	1586
2009	0	846	0	846	0	211	0	0	0	24	55	555	0	0	555	2443	388	1974
2010	0	748	0	748	0	187	0	0	0	25	51	485	0	0	485	2928	309	2283
2011	0	661	0	661	0	165	0	0	0	25	47	423	0	0	423	3351	245	2527
2012	0	613	0	613	0	153	0	0	0	26	44	391	0	0	391	3742	205	2733
2013	0	568	0	568	0	142	0	0	0	26	41	359	0	0	359	4101	172	2904
2014	0	527	0	527	0	132	0	0	0	26	38	331	0	0	331	4432	144	3048
2015	0	488	0	488	0	122	0	0	0	27	35	305	0	0	305	4737	120	3168
2016	0	453	0	453	0	113	0	0	0	27	33	280	0	0	280	5017	100	3269
2017	0	420	0	420	0	105	0	0	0	28	30	257	0	0	257	5274	84	3353
2018	0	389	0	389	0	97	0	0	0	28	28	236	0	0	236	5510	70	3423
2019	0	361	0	361	0	90	0	0	0	28	26	216	0	0	216	5726	58	3481
SUB	0	9355	0	9355	0	2339	0	0	0	357	608	6051	0	325	5726		3481	
REM	0	2532	0	2532	0	633	0	0	0	338	182	1379	0	25	1354		237	
TOT	0	11887	0	11887	0	2972	0	0	0	695	790	7430	0	350	7081		3717	

PRESENT WORTH (-M$-)

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	7430	5242	4022	3266	2757
Proc & Other Income.	0	0	0	0	0
Capital Costs	325	313	302	292	283
Abandonment Costs ..	25	7	2	1	0
Cash Flow	7081	4921	3717	2973	2473

COMPANY SHARE

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	40.0	40.0					
% of Gross Revenue .			25.0	12.5	62.5	2.9	59.6

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	20.2
(disc. @ 10.0%) .	12.2
(disc. @ 5.0%) .	15.4
First Payout (years)	.3
Total Payout (years)	.7
Cost of Finding ($/BOE)	1.58
PW @ 10.0% ($/MCF)	2.80
PW @ 5.0% ($/MCF)	3.70

Constant Prices & Costs

Table 5
Summary of Company Reserves and Economics
Before Income Tax
October 1, 2005

FEDELIS ENERGY INC.

California, USA

		Net To Appraised Interest										
		Reserves						Cumulative Cash Flow (BIT) - M$US				
		Oil MSTB		Sales Gas MMscf		NGL Mbbls			Discounted at:			
Description		Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
Proved Developed Producing												
Archer Whitney #1	Triassic	0	0	2,000	1,500	0	0	16,300	12,031	9,425	7,710	6,514
Archer Wildland #1	Triassic	0	0	1,143	858	0	0	9,072	6,452	4,978	4,060	3,442
Total Proved Developed Producing		**0**	**0**	**3,144**	**2,358**	**0**	**0**	**25,371**	**18,483**	**14,403**	**11,771**	**9,956**
Probable												
Probable Developed Producing												
Archer Whitney #1	Triassic (Incr.)	0	0	1,046	785	0	0	8,636	5,375	3,778	2,879	2,315
Archer Wildland #1	Triassic (Incr.)	0	0	1,163	871	0	0	9,387	4,521	2,773	1,963	1,512
Total Probable Developed Producing		**0**	**0**	**2,208**	**1,656**	**0**	**0**	**18,023**	**9,896**	**6,551**	**4,841**	**3,827**
Probable Undeveloped												
Location #3	Triassic	0	0	1,329	997	0	0	10,226	7,007	5,226	4,131	3,402
Total Probable Undeveloped		**0**	**0**	**1,329**	**997**	**0**	**0**	**10,226**	**7,007**	**5,226**	**4,131**	**3,402**
Total Probable		**0**	**0**	**3,537**	**2,653**	**0**	**0**	**28,249**	**16,903**	**11,777**	**8,972**	**7,229**
Total Proved Plus Probable		**0**	**0**	**6,681**	**5,011**	**0**	**0**	**53,620**	**35,386**	**26,180**	**20,743**	**17,185**

Gross reserves are the total of the Company's working and/or royalty interest share before deduction of royalties owned by others.

Net reserves are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Columns may not add precisely due to accumulative rounding of values throughout the report.

Table 5a

EVALUATION OF: California, U.S.A.
============== Total Proved Developed Producing Consolidation

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. GRAND TOTAL
GLOBAL : 02-NOV-2005 3969_C$
EFF DATE: 01-OCT-2005
RUN DATE: 2-NOV-2005 TIME: 10:10
FILE:

EVALUATED BY -
COMPANY EVALUATED - FEDELIS ENERGY INC.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

TOTAL CAPITAL COSTS - 0 -$-
TOTAL ABANDONMENT - 100000 -$-

Sales Gas MMCF

Year	# of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2005	2	11.89	2261.4	208	73	55
2006	2	11.89	2217.1	809	283	212
2007	2	11.89	2142.6	782	274	205
2008	2	11.89	2074.7	757	265	199
2009	2	11.89	2012.7	735	257	193
2010	2	11.89	1956.2	714	250	187
2011	2	11.89	1806.8	659	231	173
2012	2	11.89	1582.6	578	202	152
2013	2	11.89	1387.2	506	177	133
2014	2	11.89	1216.9	444	155	117
2015	2	11.89	1068.3	390	136	102
2016	2	11.89	938.6	343	120	90
2017	2	11.89	825.3	301	105	79
2018	2	11.89	726.3	265	93	70
2019	2	11.89	639.6	233	82	61
SUB				7725	2704	2028
REM				1257	440	330
TOT				8982	3144	2358

COMPANY SHARE REVENUE AND CASH FLOW

Year	Company Share Gross Revenue: Oil -M$-	SaleGas -M$-	NGL -M$-	Total -M$-	Royalties: State -M$-	Other -M$-	Wellhead Taxes: Sev -M$-	Ad-val -M$-	WPT -M$-	Operating Costs: Fixed -M$-	Variable -M$-	Net Revenue -M$-	Processing and Other Income -M$-	Capital Costs -M$-	Cash Flow Undiscounted: Annual -M$-	Cum -M$-	PW 10.0%: Annual -M$-	Cum -M$-
2005	0	866	0	866	0	216	0	0	0	10	38	601	0	0	601	601	594	594
2006	0	3368	0	3368	0	842	0	0	0	40	149	2336	0	0	2336	2937	2175	2769
2007	0	3255	0	3255	0	814	0	0	0	40	144	2257	0	0	2257	5194	1910	4678
2008	0	3151	0	3151	0	788	0	0	0	40	139	2184	0	0	2184	7378	1680	6358
2009	0	3057	0	3057	0	764	0	0	0	40	135	2117	0	0	2117	9495	1481	7839
2010	0	2971	0	2971	0	743	0	0	0	40	132	2057	0	0	2057	11552	1308	9146
2011	0	2744	0	2744	0	686	0	0	0	40	121	1897	0	0	1897	13448	1096	10243
2012	0	2404	0	2404	0	601	0	0	0	40	106	1656	0	0	1656	15105	870	11113
2013	0	2107	0	2107	0	527	0	0	0	40	93	1447	0	0	1447	16552	691	11804
2014	0	1848	0	1848	0	462	0	0	0	40	82	1264	0	0	1264	17816	549	12353
2015	0	1623	0	1623	0	406	0	0	0	40	72	1105	0	0	1105	18921	436	12789
2016	0	1426	0	1426	0	356	0	0	0	40	63	966	0	0	966	19887	347	13136
2017	0	1254	0	1254	0	313	0	0	0	40	55	844	0	0	844	20731	276	13411
2018	0	1103	0	1103	0	276	0	0	0	40	49	738	0	0	738	21469	219	13630
2019	0	972	0	972	0	243	0	0	0	40	43	645	0	0	645	22115	174	13804
SUB	0	32149	0	32149	0	8037	0	0	0	574	1423	22115	0	0	22115		13804	
REM	0	5231	0	5231	0	1308	0	0	0	401	232	3291	0	35	3256		598	
TOT	0	37380	0	37380	0	9345	0	0	0	975	1655	25406	0	35	25371		14403	

PRESENT WORTH (-M$-)

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	25406	18494	14406	11772	9957
Proc & Other Income.	0	0	0	0	0
Capital Costs	0	0	0	0	0
Abandonment Costs ..	35	11	4	1	0
Cash Flow	25371	18483	14403	11771	9956

COMPANY SHARE

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	35.0	35.0					
% of Gross Revenue .			25.0	7.0	68.0	.1	67.9

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	724.9
(disc. @ 10.0%) .	3940.6
(disc. @ 5.0%) .	1680.6
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	.07
PW @ 10.0% ($/BOE)	27.49
PW @ 5.0% ($/BOE)	35.27

Table 5b

EVALUATION OF: California, U.S.A.
============== Total Proved Plus Probable Consolidation

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. GRAND TOTAL
GLOBAL : 02-NOV-2005 3969_C$
EFF DATE: 01-OCT-2005
RUN DATE: 3-NOV-2005 TIME: 10:56
FILE:

EVALUATED BY -
COMPANY EVALUATED - FEDELIS ENERGY INC.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

TOTAL CAPITAL COSTS - 800000 -$-
TOTAL ABANDONMENT - 150000 -$-

Sales Gas MMCF

Year	# of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2005	2	11.89	2271.7	209	73	55
2006	3	11.89	3662.4	1337	481	361
2007	3	11.89	3672.5	1340	484	363
2008	3	11.89	3543.4	1293	466	350
2009	3	11.89	3423.7	1250	450	337
2010	3	11.89	3312.7	1209	434	326
2011	3	11.89	3104.4	1133	407	305
2012	3	11.89	2814.2	1027	369	277
2013	3	11.89	2553.0	932	335	251
2014	3	11.89	2317.7	846	304	228
2015	3	11.89	2105.6	769	276	207
2016	3	11.89	1914.3	699	251	188
2017	3	11.89	1741.7	636	228	171
2018	3	11.89	1585.8	579	208	156
2019	3	11.89	1445.0	527	190	142
SUB				13786	4957	3717
REM				4828	1724	1293
TOT				18613	6681	5011

COMPANY SHARE REVENUE AND CASH FLOW

Year	Company Share Gross Revenue Oil -M$-	SaleGas -M$-	NGL -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Ad-val -M$-	WPT -M$-	Operating Costs Fixed -M$-	Variable -M$-	Net Revenue -M$-	Processing and Other Income -M$-	Capital Costs -M$-	Cash Flow Undiscounted Annual -M$-	Undiscounted Cum -M$-	PW 10.0% Annual -M$-	PW 10.0% Cum -M$-
2005	0	870	0	870	0	217	0	0	0	10	39	604	0	0	604	604	596	596
2006	0	5722	0	5722	0	1431	0	0	0	60	253	3979	0	320	3659	4263	3406	4002
2007	0	5754	0	5754	0	1438	0	0	0	63	255	3997	0	0	3997	8260	3383	7385
2008	0	5543	0	5543	0	1386	0	0	0	63	245	3848	0	0	3848	12108	2960	10345
2009	0	5347	0	5347	0	1337	0	0	0	63	237	3710	0	0	3710	15819	2595	12940
2010	0	5166	0	5166	0	1291	0	0	0	63	229	3582	0	0	3582	19401	2278	15218
2011	0	4838	0	4838	0	1209	0	0	0	63	214	3351	0	0	3351	22752	1937	17154
2012	0	4387	0	4387	0	1097	0	0	0	63	194	3032	0	0	3032	25784	1593	18748
2013	0	3980	0	3980	0	995	0	0	0	63	176	2746	0	0	2746	28530	1311	20059
2014	0	3614	0	3614	0	903	0	0	0	63	160	2487	0	0	2487	31017	1080	21139
2015	0	3284	0	3284	0	821	0	0	0	63	145	2254	0	0	2254	33271	890	22029
2016	0	2986	0	2986	0	746	0	0	0	63	132	2044	0	0	2044	35315	733	22763
2017	0	2717	0	2717	0	679	0	0	0	63	120	1854	0	0	1854	37169	605	23368
2018	0	2474	0	2474	0	618	0	0	0	63	110	1683	0	0	1683	38852	499	23867
2019	0	2254	0	2254	0	564	0	0	0	63	100	1528	0	0	1528	40379	412	24278
SUB	0	58934	0	58934	0	14734	0	0	0	892	2609	40699	0	320	40379		24278	
REM	0	20503	0	20503	0	5126	0	0	0	1173	908	13296	0	55	13241		1901	
TOT	0	79437	0	79437	0	19859	0	0	0	2066	3516	53995	0	375	51620		26180	

PRESENT WORTH (-M$-)

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	53995	35707	26481	21032	17464
Proc & Other Income.	0	0	0	0	0
Capital Costs	320	308	298	288	279
Abandonment Costs ..	55	12	3	1	0
Cash Flow	53620	35386	26180	20743	17185

COMPANY SHARE

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	35.0	35.9					
% of Gross Revenue .			25.0	7.0	68.0	.5	67.5

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	143.0
(disc. @ 10.0%) .	87.0
(disc. @ 5.0%) .	110.4
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	.34
PW @ 10.0% ($/BOE)	23.51
PW @ 5.0% ($/BOE)	31.78

Table 5c

EVALUATION OF: California - Proved Developed Producing

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. PAGE 1
GLOBAL : 02-NOV-2005 3969 C$
EFF DATE: 01-OCT-2005 PROD DATE: 01-OCT-2005
RUN DATE: 2-NOV-2005 TIME: 10:09
FILE: Gcalpp01.DAX

WELL/LOCATION - Archer- Whitney #1 (Triassic)
EVALUATED BY -
COMPANY EVALUATED - FEDELIS ENERGY INC.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 6016 MMCF
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 0 -$-
TOTAL ABANDONMENT - 50000 -$- (2028)

INTEREST

AVG WI 35.0000%

ROYALTIES/TAXES

AVG FH 25.00%

Sales Gas MMCF

Year	# of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2005	1	11.89	1425.0	125	44	33
2006	1	11.89	1425.0	499	175	131
2007	1	11.89	1425.0	499	175	131
2008	1	11.89	1425.0	499	175	131
2009	1	11.89	1425.0	499	175	131
2010	1	11.89	1425.0	499	175	131
2011	1	11.89	1323.0	463	162	122
2012	1	11.89	1138.4	398	139	105
2013	1	11.89	979.4	343	120	90
2014	1	11.89	842.7	295	103	77
2015	1	11.89	725.1	254	89	67
2016	1	11.89	623.9	218	76	57
2017	1	11.89	536.8	188	66	49
2018	1	11.89	461.8	162	57	42
2019	1	11.89	397.4	139	49	37
SUB				5079	1778	1333
REM				636	223	167
TOT				5715	2000	1500

COMPANY SHARE REVENUE AND CASH FLOW

Year	Company Share Gross Revenue Oil -M$-	SaleGas -M$-	NGL -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Ad-val -M$-	WPT -M$-	Operating Costs Fixed -M$-	Variable -M$-	Net Revenue -M$-	Processing and Other Income -M$-	Capital Costs -M$-	Cash Flow Undiscounted Annual -M$-	Undiscounted Cum -M$-	PW 10.0% Annual -M$-	PW 10.0% Cum -M$-
2005	0	522	0	522	0	130	0	0	0	5	23	363	0	0	363	363	359	359
2006	0	2076	0	2076	0	519	0	0	0	20	92	1445	0	0	1445	1808	1345	1704
2007	0	2076	0	2076	0	519	0	0	0	20	92	1445	0	0	1445	3253	1223	2926
2008	0	2076	0	2076	0	519	0	0	0	20	92	1445	0	0	1445	4697	1111	4038
2009	0	2076	0	2076	0	519	0	0	0	20	92	1445	0	0	1445	6142	1010	5048
2010	0	2076	0	2076	0	519	0	0	0	20	92	1445	0	0	1445	7587	918	5966
2011	0	1927	0	1927	0	482	0	0	0	20	85	1340	0	0	1340	8927	774	6741
2012	0	1658	0	1658	0	415	0	0	0	20	73	1150	0	0	1150	10077	604	7345
2013	0	1427	0	1427	0	357	0	0	0	20	63	987	0	0	987	11063	471	7816
2014	0	1227	0	1227	0	307	0	0	0	20	54	846	0	0	846	11909	367	8184
2015	0	1056	0	1056	0	264	0	0	0	20	47	725	0	0	725	12635	286	8470
2016	0	909	0	909	0	227	0	0	0	20	40	621	0	0	621	13256	223	8693
2017	0	782	0	782	0	195	0	0	0	20	35	532	0	0	532	13787	173	8866
2018	0	673	0	673	0	168	0	0	0	20	30	455	0	0	455	14242	135	9001
2019	0	579	0	579	0	145	0	0	0	20	26	388	0	0	388	14630	105	9106
SUB	0	21137	0	21137	0	5284	0	0	0	287	936	14630	0	0	14630		9106	
REM	0	2647	0	2647	0	662	0	0	0	181	117	1687	0	18	1669		319	
TOT	0	23784	0	23784	0	5946	0	0	0	468	1053	16317	0	18	16300		9425	

PRESENT WORTH (-M$-)

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	16317	12036	9427	7711	6514
Proc & Other Income.	0	0	0	0	0
Capital Costs	0	0	0	0	0
Abandonment Costs ..	18	6	2	1	0
Cash Flow	16300	12031	9425	7710	6514

COMPANY SHARE

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	35.0	35.0					
% of Gross Revenue .			25.0	6.4	68.6	.1	68.5

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	931.4
(disc. @ 10.0%) .	4709.9
(disc. @ 5.0%) .	2086.2
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	.05
PW @ 10.0% ($/MCF)	4.71
PW @ 5.0% ($/MCF)	6.01

Table 5d

EVALUATION OF: California - Proved Developed Producing

BRGO v6.00g PETRO-SOFT SYSTEMS LTD. PAGE 1
GLOBAL : 02-NOV-2005 3969_C$
EFF DATE: 01-OCT-2005 PROD DATE: 01-OCT-2005
RUN DATE: 2-NOV-2005 TIME: 10:09
FILE: Gcalpp02.DAX

WELL/LOCATION - Archer- Wildland #1 (Triassic)
EVALUATED BY -
COMPANY EVALUATED - FEDELIS ENERGY INC.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 3439 MMCF
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 0 -$-
TOTAL ABANDONMENT - 50000 -$- (2030)

INTEREST

AVG WI 35.0000%

ROYALTIES/TAXES

AVG FH 25.00%

Sales Gas MMCF

Year	# of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2005	1	11.89	939.1	83	29	22
2006	1	11.89	887.1	310	109	82
2007	1	11.89	809.5	283	99	74
2008	1	11.89	738.6	259	90	68
2009	1	11.89	674.0	236	83	62
2010	1	11.89	615.0	215	75	57
2011	1	11.89	561.2	196	69	52
2012	1	11.89	512.0	179	63	47
2013	1	11.89	467.2	164	57	43
2014	1	11.89	426.3	149	52	39
2015	1	11.89	389.0	136	48	36
2016	1	11.89	355.0	124	43	33
2017	1	11.89	323.9	113	40	30
2018	1	11.89	295.5	103	36	27
2019	1	11.89	269.7	94	33	25
SUB				2646	926	695
REM				621	217	163
TOT				3267	1143	858

COMPANY SHARE REVENUE AND CASH FLOW

Year	Company Share Gross Revenue: Oil -M$-	SaleGas -M$-	NGL -M$-	Total -M$-	Royalties: State -M$-	Other -M$-	Wellhead Taxes: Sev -M$-	Ad-val -M$-	WPT -M$-	Operating Costs: Fixed -M$-	Variable -M$-	Net Revenue -M$-	Processing and Other Income -M$-	Capital Costs -M$-	Cash Flow Undiscounted: Annual -M$-	Cum -M$-	PW 10.0%: Annual -M$-	Cum -M$-
2005	0	344	0	344	0	86	0	0	0	5	15	238	0	0	238	238	235	235
2006	0	1292	0	1292	0	323	0	0	0	20	57	892	0	0	892	1129	830	1065
2007	0	1179	0	1179	0	295	0	0	0	20	52	812	0	0	812	1941	687	1752
2008	0	1076	0	1076	0	269	0	0	0	20	48	739	0	0	739	2681	569	2321
2009	0	982	0	982	0	245	0	0	0	20	43	673	0	0	673	3353	470	2791
2010	0	896	0	896	0	224	0	0	0	20	40	612	0	0	612	3965	389	3180
2011	0	817	0	817	0	204	0	0	0	20	36	557	0	0	557	4522	322	3502
2012	0	746	0	746	0	186	0	0	0	20	33	506	0	0	506	5028	266	3768
2013	0	681	0	681	0	170	0	0	0	20	30	460	0	0	460	5488	220	3988
2014	0	621	0	621	0	155	0	0	0	20	27	418	0	0	418	5906	182	4169
2015	0	567	0	567	0	142	0	0	0	20	25	380	0	0	380	6286	150	4319
2016	0	517	0	517	0	129	0	0	0	20	23	345	0	0	345	6631	124	4443
2017	0	472	0	472	0	118	0	0	0	20	21	313	0	0	313	6944	102	4545
2018	0	430	0	430	0	108	0	0	0	20	19	284	0	0	284	7227	84	4629
2019	0	393	0	393	0	98	0	0	0	20	17	257	0	0	257	7484	69	4698
SUB	0	11012	0	11012	0	2753	0	0	0	287	487	7484	0	0	7484		4698	
REM	0	2584	0	2584	0	646	0	0	0	219	114	1605	0	18	1587		279	
TOT	0	13596	0	13596	0	3399	0	0	0	506	602	9089	0	18	9072		4978	

PRESENT WORTH (-M$-)

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	9089	6457	4979	4061	3441
Proc & Other Income	0	0	0	0	0
Capital Costs	0	0	0	0	0
Abandonment Costs	18	5	2	1	0
Cash Flow	9072	6452	4978	4060	3442

COMPANY SHARE

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	35.0	35.0					
% of Gross Revenue			25.0	8.1	66.9	.1	66.7

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	518.4
(disc. @ 10.0%)	3009.9
(disc. @ 5.0%)	1233.5
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	.09
PW @ 10.0% ($/MCF)	4.35
PW @ 5.0% ($/MCF)	5.64

Table 5e

EVALUATION OF: California - Proved Plus Probable Developed Producing

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. PAGE 1
GLOBAL : 02-NOV-2005 1969_C$
EFF DATE: 01-OCT-2005 PROD DATE: 01-OCT-2005
RUN DATE: 2-NOV-2005 TIME: 10:09
FILE: Gcalra01.DAX

WELL/LOCATION - Archer- Whitney #1 (Triassic)
EVALUATED BY -
COMPANY EVALUATED - FEDELIS ENERGY INC.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 9161 MMCF
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 0 -$-
TOTAL ABANDONMENT - 50000 -$- (2035)

INTEREST

AVG WI 35.0000%

ROYALTIES/TAXES

AVG PH 25.00%

Sales Gas MMCF

Year	# of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2005	1	11.89	1425.0	125	44	33
2006	1	11.89	1900.0	665	233	175
2007	1	11.89	1900.0	665	233	175
2008	1	11.89	1900.0	665	233	175
2009	1	11.89	1900.0	665	233	175
2010	1	11.89	1900.0	665	233	175
2011	1	11.89	1790.2	627	219	164
2012	1	11.89	1587.3	556	194	146
2013	1	11.89	1407.4	493	172	129
2014	1	11.89	1247.9	437	153	115
2015	1	11.89	1106.5	387	136	102
2016	1	11.89	981.1	343	120	90
2017	1	11.89	869.9	304	107	80
2018	1	11.89	771.4	270	94	71
2019	1	11.89	683.9	239	84	63
SUB				7106	2487	1865
REM				1597	559	419
TOT				8703	3046	2285

COMPANY SHARE REVENUE AND CASH FLOW

Year	Company Share Gross Revenue Oil -M$-	SaleGas -M$-	NGL -M$-	Total -M$-	Royalties State -M$-	Other -M$-	Wellhead Taxes Sev -M$-	Ad-val -M$-	WPT -M$-	Operating Costs Fixed -M$-	Variable -M$-	Net Revenue -M$-	Processing and Other Income -M$-	Capital Costs -M$-	Cash Flow Undiscounted Annual -M$-	Cum -M$-	PW 10.0% Annual -M$-	Cum -M$-
2005	0	522	0	522	0	130	0	0	0	5	23	363	0	0	363	363	359	359
2006	0	2767	0	2767	0	692	0	0	0	20	123	1933	0	0	1933	2296	1799	2158
2007	0	2767	0	2767	0	692	0	0	0	20	123	1933	0	0	1933	4229	1636	3794
2008	0	2767	0	2767	0	692	0	0	0	20	123	1933	0	0	1933	6162	1487	5281
2009	0	2767	0	2767	0	692	0	0	0	20	123	1933	0	0	1933	8095	1352	6633
2010	0	2767	0	2767	0	692	0	0	0	20	123	1933	0	0	1933	10028	1229	7862
2011	0	2608	0	2608	0	652	0	0	0	20	115	1820	0	0	1820	11848	1052	8913
2012	0	2312	0	2312	0	578	0	0	0	20	102	1612	0	0	1612	13460	847	9760
2013	0	2050	0	2050	0	513	0	0	0	20	91	1427	0	0	1427	14886	681	10442
2014	0	1818	0	1818	0	454	0	0	0	20	80	1263	0	0	1263	16149	548	10990
2015	0	1612	0	1612	0	403	0	0	0	20	71	1117	0	0	1117	17266	441	11431
2016	0	1429	0	1429	0	357	0	0	0	20	63	988	0	0	988	18255	355	11786
2017	0	1267	0	1267	0	317	0	0	0	20	56	874	0	0	874	19129	285	12071
2018	0	1124	0	1124	0	281	0	0	0	20	50	773	0	0	773	19902	229	12300
2019	0	996	0	996	0	249	0	0	0	20	44	683	0	0	683	20584	184	12484
SUB	0	29574	0	29574	0	7393	0	0	0	287	1309	20584	0	0	20584		12484	
REM	0	6644	0	6644	0	1661	0	0	0	320	294	4369	0	18	4351		719	
TOT	0	36218	0	36218	0	9055	0	0	0	607	1603	24953	0	18	24936		13203	

PRESENT WORTH (-M$-)

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	24953	17410	13204	10589	8829
Proc & Other Income.	0	0	0	0	0
Capital Costs	0	0	0	0	0
Abandonment Costs ..	18	4	1	0	0
Cash Flow	24936	17406	13203	10589	8829

COMPANY SHARE

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	35.0	35.0					
% of Gross Revenue .			25.0	6.1	68.9	.0	68.8

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	1424.9
(disc. @ 10.0%) .	12857.6
(disc. @ 5.0%) .	4247.0
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	.03
PW @ 10.0% ($/MCF)	4.33
PW @ 5.0% ($/MCF)	5.71

Table 5f

EVALUATION OF: California - Proved Plus Probable Developed Producing

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. PAGE 1
GLOBAL : 02-NOV-2005 3969_C$
EFF DATE: 01-OCT-2005 PROD DATE: 01-OCT-2005
RUN DATE: 2-NOV-2005 TIME: 10:09
FILE: Gcalra02.DAX

WELL/LOCATION - Archer- Wildland #1 (Triassic)
EVALUATED BY -
COMPANY EVALUATED - FEDELIS ENERGY INC.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 6934 MMCF
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 0 -$-
TOTAL ABANDONMENT - 50000 -$- [2048]

INTEREST

AVG WI 35.0000%

ROYALTIES/TAXES

AVG FH 25.00%

Sales Gas MMCF

Year	# of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2005	1	11.89	950.0	84	29	22
2006	1	11.89	1153.3	404	141	106
2007	1	11.89	1087.4	381	133	100
2008	1	11.89	1025.3	359	126	94
2009	1	11.89	966.8	338	118	89
2010	1	11.89	911.6	319	112	84
2011	1	11.89	859.5	301	105	79
2012	1	11.89	810.5	284	99	74
2013	1	11.89	764.2	267	94	70
2014	1	11.89	720.5	252	88	66
2015	1	11.89	679.4	238	83	62
2016	1	11.89	640.6	224	78	59
2017	1	11.89	604.0	211	74	55
2018	1	11.89	569.5	199	70	52
2019	1	11.89	537.0	188	66	49
SUB				4049	1417	1063
REM				2538	888	666
TOT				6587	2306	1729

COMPANY SHARE REVENUE AND CASH FLOW

Year	Company Share Gross Revenue Oil -M$-	SaleGas -M$-	NGL -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Ad-val -M$-	WPT -M$-	Operating Costs Fixed -M$-	Variable -M$-	Net Revenue -M$-	Processing and Other Income -M$-	Capital Costs -M$-	Cash Flow Undiscounted Annual -M$-	Undiscounted Cum -M$-	PW 10.0% Annual -M$-	PW 10.0% Cum -M$-
2005	0	348	0	348	0	87	0	0	0	5	15	240	0	0	240	240	238	238
2006	0	1680	0	1680	0	420	0	0	0	20	74	1165	0	0	1165	1406	1085	1322
2007	0	1584	0	1584	0	396	0	0	0	20	70	1098	0	0	1098	2503	929	2251
2008	0	1493	0	1493	0	373	0	0	0	20	66	1034	0	0	1034	3537	795	3047
2009	0	1408	0	1408	0	352	0	0	0	20	62	974	0	0	974	4511	681	3727
2010	0	1328	0	1328	0	332	0	0	0	20	59	917	0	0	917	5428	583	4310
2011	0	1252	0	1252	0	313	0	0	0	20	55	863	0	0	863	6291	499	4809
2012	0	1180	0	1180	0	295	0	0	0	20	52	813	0	0	813	7104	427	5237
2013	0	1113	0	1113	0	278	0	0	0	20	49	765	0	0	765	7870	366	5602
2014	0	1050	0	1050	0	262	0	0	0	20	46	721	0	0	721	8590	313	5915
2015	0	990	0	990	0	247	0	0	0	20	44	678	0	0	678	9268	268	6183
2016	0	933	0	933	0	233	0	0	0	20	41	638	0	0	638	9907	229	6412
2017	0	880	0	880	0	220	0	0	0	20	39	601	0	0	601	10508	196	6608
2018	0	830	0	830	0	207	0	0	0	20	37	565	0	0	565	11073	168	6776
2019	0	782	0	782	0	196	0	0	0	20	35	532	0	0	532	11605	143	6919
SUB	0	16850	0	16850	0	4213	0	0	0	287	746	11605	0	0	11605		6919	
REM	0	10563	0	10563	0	2641	0	0	0	583	468	6872	0	18	6854		832	
TOT	0	27414	0	27414	0	6853	0	0	0	870	1213	18477	0	18	18459		7751	

PRESENT WORTH (-M$-)

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	18477	10975	7751	6023	4954
Proc & Other Income.	0	0	0	0	0
Capital Costs	0	0	0	0	0
Abandonment Costs ..	18	2	0	0	0
Cash Flow	18459	10973	7751	6023	4954

COMPANY SHARE

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	35.0	35.0					
% of Gross Revenue .			25.0	7.6	67.4	.1	67.3

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	1054.8
(disc. @ 10.0%) .	26057.6
(disc. @ 5.0%) .	5048.6
First Payout (years)	.0
Total Payout (years)	.0
Cost of Finding ($/BOE)	.05
PW @ 10.0% ($/MCF)	3.36
PW @ 5.0% ($/MCF)	4.76

Table 5g

EVALUATION OF: California - Probable Undeveloped

ERGO v6.00g PETRO-SOFT SYSTEMS LTD. PAGE 1
GLOBAL : 02-NOV-2005 3969 C$
EFF DATE: 01-OCT-2005 PROD DATE: 01-MAR-2006
RUN DATE: 3-NOV-2005 TIME: 10:50
FILE: Gcalre03.DAX

WELL/LOCATION - Location #3 (Triassic)
EVALUATED BY -
COMPANY EVALUATED - FEDELIS ENERGY INC.
APPRAISAL FOR -
PROJECT - CONSTANT PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 3498 MMCF
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 800000 -$-
TOTAL ABANDONMENT - 50000 -$- (2031)

INTEREST

AVG WI 40.0000%

ROYALTIES/TAXES

AVG FH 25.00%

Sales Gas MMCF

Year	# of Wells	Price $/MCF	Pool MCF/D	Pool Vol	Company Share Gross	Company Share Net
2005	0	11.89	.0	0	0	0
2006	1	11.89	915.1	268	107	80
2007	1	11.89	842.5	295	118	88
2008	1	11.89	770.0	269	108	81
2009	1	11.89	703.7	246	99	74
2010	1	11.89	643.1	225	90	68
2011	1	11.89	587.7	206	82	62
2012	1	11.89	537.1	188	75	56
2013	1	11.89	490.8	172	69	52
2014	1	11.89	448.6	157	63	47
2015	1	11.89	409.9	143	57	43
2016	1	11.89	374.6	131	52	39
2017	1	11.89	342.4	120	48	36
2018	1	11.89	312.9	110	44	33
2019	1	11.89	285.9	100	40	30
SUB				2630	1052	789
REM				693	277	208
TOT				3323	1329	997

COMPANY SHARE REVENUE AND CASH FLOW

Year	Company Share Gross Revenue Oil -M$-	SaleGas -M$-	NGL -M$-	Total -M$-	Royalties State -M$-	Other -M$-	Wellhead Taxes Sev -M$-	Ad-val -M$-	NPT -M$-	Operating Costs Fixed -M$-	Variable -M$-	Net Revenue -M$-	Processing and Other Income -M$-	Capital Costs -M$-	Cash Flow Undiscounted Annual -M$-	Cum -M$-	PW 10.0% Annual -M$-	Cum -M$-
2005	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2006	0	1275	0	1275	0	319	0	0	0	19	56	881	0	320	561	561	522	522
2007	0	1402	0	1402	0	351	0	0	0	23	62	967	0	0	967	1527	818	1340
2008	0	1282	0	1282	0	320	0	0	0	23	57	882	0	0	882	2409	678	2018
2009	0	1171	0	1171	0	293	0	0	0	23	52	804	0	0	804	3213	562	2580
2010	0	1070	0	1070	0	268	0	0	0	23	47	732	0	0	732	3945	466	3046
2011	0	978	0	978	0	245	0	0	0	23	43	667	0	0	667	4612	386	3432
2012	0	894	0	894	0	224	0	0	0	23	40	608	0	0	608	5220	319	3751
2013	0	817	0	817	0	204	0	0	0	23	36	554	0	0	554	5774	264	4015
2014	0	747	0	747	0	187	0	0	0	23	33	504	0	0	504	6278	219	4234
2015	0	682	0	682	0	171	0	0	0	23	30	459	0	0	459	6736	181	4415
2016	0	624	0	624	0	156	0	0	0	23	28	417	0	0	417	7154	150	4565
2017	0	570	0	570	0	142	0	0	0	23	25	379	0	0	379	7533	124	4689
2018	0	521	0	521	0	130	0	0	0	23	23	345	0	0	345	7877	102	4791
2019	0	476	0	476	0	119	0	0	0	23	21	313	0	0	313	8190	84	4875
SUB	0	12510	0	12510	0	3127	0	0	0	318	554	8510	0	320	8190		4875	
REM	0	3295	0	3295	0	824	0	0	0	270	146	2055	0	20	2035		351	
TOT	0	15805	0	15805	0	3951	0	0	0	588	700	10566	0	340	10226		5226	

PRESENT WORTH (-M$-)

Discount Rate	.0%	5.0%	10.0%	15.0%	20.0%
Revenue	10566	7321	5525	4420	3681
Proc & Other Income.	0	0	0	0	0
Capital Costs	320	308	298	288	279
Abandonment Costs ..	20	6	2	1	0
Cash Flow	10226	7007	5226	4131	3402

COMPANY SHARE

	1st Year	Average	Royalties	Operating Costs	Net Revenue	Capital Costs	Cash Flow
% Interest	40.0	40.0					
% of Gross Revenue .			25.0	8.1	66.9	2.2	64.7

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	30.1
(disc. @ 10.0%) .	17.4
(disc. @ 5.0%) .	22.3
First Payout (years)	.3
Total Payout (years)	.6
Cost of Finding ($/BOE)	1.53
PW @ 10.0% ($/MCF)	3.93
PW @ 5.0% ($/MCF)	5.27

PRODUCTION HISTORY AND FORECAST

NORTH FRANKKLIN, CA US

COMPANY SHARE
PROVED DEVELOPED PRODUCING AND PROVED PLUS PROBABLE



Figure 3
: P+P Gas, Mscf/d x 10
- P+P Oil, STB/d
∘ PDP Gas, Mscf/d x 10
• PDP Oil, STB/d
10⁴
10³
10²
10
1
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
Calendar Year

Chapman Petroleum Engineering Ltd.